                               Annual Report 2001

                                 July 31, 2001

                              [GRAPHIC OF A GIRL]

                          Domini Social Equity Fund SM

                           Domini Social Bond Fund SM

                                [LOGO OF DOMINI]

                         The Way You Invest Matters SM

Table of Contents

Letter from the President............................................          2

Domini Social Equity Fund

Performance Commentary...............................................          4

Social Profiles......................................................          7

Portfolio of Investments.............................................         18

Domini Social Bond Fund

Performance Commentary and Social Impact.............................         25

Portfolio of Investments.............................................         29

Domini Social Index Portfolio

Statement of Assets and Liabilities..................................         35

Statement of Operations..............................................         36

Statements of Changes in Net Assets..................................         37

Financial Highlights.................................................         37

Notes to Financial Statements........................................         38

Independent Auditors' Report.........................................         40

Domini Social Equity Fund

Statement of Assets and Liabilities..................................         41

Statement of Operations..............................................         42

Statements of Changes in Net Assets..................................         43

Financial Highlights.................................................         44

Notes to Financial Statements........................................         45

Independent Auditors' Report.........................................         48


Domini Social Bond Fund

Statement of Assets and Liabilities..................................         49

Statement of Operations..............................................         50

Statements of Changes in Net Assets..................................         51

Financial Highlights.................................................         52

Notes to Financial Statements........................................         53

Independent Auditors' Report.........................................         56

May 2001 Proxy Results...............................................         57


For More Information................................................. Back cover

Letter from the President

Dear Fellow Shareholders:

On September 11, 2001, terrorists attacked the World Trade Center and the Pentagon, actions that shook the world to its core. Domini Social Investments' offices and employees were not in the line of fire. We are extraordinarily grateful for this. Our location in lower Manhattan, however, has caused us to witness first-hand the devastation wrought upon so many others. Our employees and business associates have been deeply shaken. Many lost close friends and relatives. All feel the tragic sense of loss and bereavement.

A four-day delay in the reopening of the stock exchanges may well have tempered the expected emotional response by investors. Nonetheless, the market did open sharply lower, reflecting the reality that the future is uncertain. As I write this, there can be no way of knowing what degree of military engagement lies ahead, or what impact this may have on the economic well-being of the world or the United States. However, the financial markets remain functional and our Funds' operations have not been affected. We urge you to stay focused on your long-term goals and not to make important financial decisions based on your shock at these tragic and frightening events. Investors are rarely served by changing course in response to an external event with an uncertain outcome.

In June 2001 the Domini Social Equity Fund celebrated its tenth birthday. For ten years Domini Social Investments has provided our investors with an opportunity to build a better tomorrow both for themselves and for the planet. We pursue three core strategies to help build a world of peace and justice. First, we buy shares of better companies so as to construct a framework for assessing corporate social impact. Next, we talk to the management of companies we own about sound environmental practices, responsible farming techniques, paying a living wage, and a host of other issues. Finally, we lend support to community development financial institutions that finance housing and businesses in at-risk communities.

Most of you recognize the parable featured in Domini Social Investments' literature: Thousands of starfish washed ashore. A little girl began throwing them in the water so they wouldn't die. "Don't bother, dear" her mother said, "it won't make a difference." The girl stopped for a moment and looked at the starfish in her hand. "It will make a difference to this one." Socially responsible

                           Letter from the President

investing has given each of us, like the girl on the beach, a chance to make a difference. Ten years ago the majority in South Africa did not have the vote. Today they do. Ten years ago no major company had agreed to extensive environmental reporting. Today dozens of our largest companies provide annual environmental reports. Ten years ago abysmal sweatshop conditions went unnoticed by investors. Today basic human dignity is being assured at an increasing number of facilities. Social investors have played a pivotal role in each of these areas and thereby have created real and positive change in people's lives. Over the past ten years, the socially responsible investment industry proved that the way you invest could make money and could make a difference. We must not allow recent events to cloud our vision for the future.

We fervently hope that the terrorists are brought to justice, and that more innocent lives are not lost in the process. We understand, however, that nothing will ever make up for the devastation that these heartbreaking attacks have caused. Let us therefore work for a better tomorrow, each in our own ways and together as responsible investors. We thank you for your ongoing commitment to and support of our work at Domini Social Investments. Before closing, allow me to extend our deepest sympathies to all those who have lost family or friends.

Very truly yours,


/s/ Amy Domini

Amy Domini
amy@domini.com

-----------
This material must be preceded or accompanied by the Funds' current prospectus. DSIL Investment Services LLC, Distributor. 09/01

Domini Social Equity Fund --
Performance Commentary


Domini Social Equity Fund--Performance Commentary

For the 12 months ended July 31, 2001, the Domini Social Equity Fund returned - 17.87%, while the Standard & Poor's 500 Index (S&P 500) returned -14.33%.

During the first half of the period (August 2000 through January 2001), the technology and telecommunications stocks that had led the market upward during the late 1990s continued their swoon that began in April 2000, sending growth indexes plummeting. The Barra Large Cap Growth Index was off 18% during that six-month period, and the Russell 1000 Growth Index lost 17%. Large-cap and mid-cap value indexes, by contrast, posted double-digit gains from August through January, reflecting the strength of such "old economy" sectors as ener-gy, utilities, real estate, and financials.

In February and March of this year, however, recession fears and sagging corpo-rate earnings sent the entire market into a tailspin. The Barra Large Cap Value Index lost 10% during those two months alone, although value stocks continued to outperform growth stocks. Since then, the market has struggled to regain its footing -- seemingly up one day, down the next -- as investors look for signs that lower interest rates are spurring economic activity and improving corpo-rate earnings.

The Domini Social Equity Fund was certainly not immune to the bear market in technology and other growth stocks during the 12 months ended July 31. The Do-mini 400 Social IndexSM, which the Fund seeks to track, has a bias toward growth stocks and is overweighted versus the S&P 500 in the technology sector. This is largely because our social and environmental screens keep the Fund underweighted in many industries that typically fall into value territory, such as tobacco, aerospace, integrated oil, and electric utilities. That said, the Fund does have a significant amount of value exposure, so it did not experience the magnitude of losses that pure large-cap growth indexes did over the 12-month period. The Barra Large Cap Growth Index, for example, dropped 29.5% dur-ing the period, and the Russell 2000 Growth Index fell 23.3%.

              Domini Social Equity Fund -- Performance Commentary

The Fund trailed its benchmark, the S&P 500, during this period primarily be-cause our portfolio is overweighted in technology (24% of assets) versus the S&P 500 (19%). In fact, the Fund's overweighting in Cisco Systems alone ac-counted for more than half of our overall underperformance. The Fund's top holding at the beginning of the period, Cisco Systems, fell 70% over the 12 months ended July 31. (At the end of the period, Cisco Systems represented 2.5% of the Fund's assets, compared with 1.3% of the S&P 500.)

The following is a list of the ten largest holdings of the Domini Social Index Portfolio as of July 31, 2001:

-------------------------------------------------------------------------------
                                  % of                                   % of
Company                        Portfolio  Company                     Portfolio
Microsoft Corporation ........   6.21%    Merck & Co., Inc. .........   2.76%
Intel Corporation ............   3.53%    SBC Communications Inc. ...   2.68%
AOL Time Warner, Inc. ........   3.40%    Verizon Communications ....   2.57%
American International
  Group, Inc. ................   3.39%    Cisco Systems, Inc. .......   2.46%
Johnson & Johnson ............   2.87%    Home Depot, Inc. ..........   2.06%
-------------------------------------------------------------------------------


-----------
Domini 400 Social IndexSM (the "Index") is a service mark of Kinder, Lydenberg, Domini & Co., Inc. ("KLD") which is used under license. KLD is the owner of the Index. KLD determines the composition of the Index but is not the manager of the Domini Social Index Portfolio, the Domini Social Equity Fund, or the Domini Institutional Social Equity Fund.

              Domini Social Equity Fund -- Performance Commentary


Average Annual Total Return/1/

--------------------------------------------------
                          As of 6-30-01
                                          Since
                1 Year  5 Year  10 Year  Inception
                                          (6/3/91)
--------------------------------------------------
Domini Social
Equity Fund    -19.42%  14.20%  14.53%    13.84%
S&P 500        -14.83%  14.46%  15.09%    14.43%
--------------------------------------------------


--------------------------------------------------
                          As of 7-31-01
                                          Since
                1 Year  5 Year  10 Year  Inception
                                          (6/3/91)
--------------------------------------------------
Domini Social
Equity Fund    -17.87%  15.25%  13.96%    13.71%
S&P 500        -14.33%  15.28%  14.46%    14.19%
--------------------------------------------------

Comparison of $10,000 Investment in the
Domini Social Equity Fund and S&P 500/1/


                                    [CHART]

                        Domini
                        Social
                        Equity
                        Fund/2/      S&P 500

          Jun-1991     10,000.00    10,000.00
          Jul-1991     10,506.86    10,468.00
          Aug-1991     10,749.74    10,714.00
          Sep-1991     10,527.98    10,535.07
          Oct-1991     10,591.34    10,676.56
          Nov-1991     10,221.75    10,245.01
          Dec-1991     11,386.48    11,416.43
          Jan-1992     11,269.64    11,204.43
          Feb-1992     11,450.21    11,348.07
          Mar-1992     11,110.32    11,127.12
          Apr-1992     11,269.64    11,451.36
          May-1992     11,482.08    11,512.86
          Jun-1992     11,270.51    11,345.92
          Jul-1992     11,804.16    11,809.40
          Aug-1992     11,633.39    11,567.66
          Sep-1992     11,793.48    11,704.16
          Oct-1992     12,220.40    11,745.13
          Nov-1992     12,690.00    12,145.05
          Dec-1992     12,764.71    12,294.07
          Jan-1993     12,893.76    12,396.85
          Feb-1993     12,947.52    12,565.82
          Mar-1993     13,205.61    12,830.95
          Apr-1993     12,624.91    12,520.83
          May-1993     12,990.54    12,855.76
          Jun-1993     12,996.80    12,893.43
          Jul-1993     12,985.98    12,841.60
          Aug-1993     13,472.95    13,328.81
          Sep-1993     13,386.38    13,226.58
          Oct-1993     13,646.10    13,500.23
          Nov-1993     13,483.77    13,371.58
          Dec-1993     13,599.57    13,533.24
          Jan-1994     13,949.68    13,993.37
          Feb-1994     13,687.10    13,612.75
          Mar-1994     13,074.41    13,019.23
          Apr-1994     13,205.70    13,186.14
          May-1994     13,336.99    13,402.39
          Jun-1994     13,025.57    13,074.03
          Jul-1994     13,367.19    13,502.86
          Aug-1994     13,940.22    14,056.48
          Sep-1994     13,598.61    13,712.10
          Oct-1994     13,852.07    14,020.62
          Nov-1994     13,488.41    13,505.92
          Dec-1994     13,550.86    13,703.24
          Jan-1995     13,976.43    14,059.53
          Feb-1995     14,525.18    14,604.90
          Mar-1995     14,849.95    15,036.18
          Apr-1995     15,208.32    15,476.74
          May-1995     15,768.28    16,088.38
          Jun-1995     16,227.88    16,466.78
          Jul-1995     16,723.38    17,015.78
          Aug-1995     16,757.17    17,062.06
          Sep-1995     17,399.08    17,778.50
          Oct-1995     17,410,34    17,715.74
          Nov-1995     18,164.86    18,495.59
          Dec-1995     18,317.02    18,843.12
          Jan-1996     18,851.41    19,491.32
          Feb-1996     19,158.40    19,678.64
          Mar-1996     19,158.40    19,867.16
          Apr-1996     19,488.13    20,159.80
          May-1996     19,954.30    20,679.32
          Jun-1996     19,985.80    20,763.28
          Jul-1996     19,083.06    19,838.69
          Aug-1996     19,631,56    20,260.06
          Sep-1996     20,762.83    21,398.88
          Oct-1996     21,208.48    21,984.57
          Nov-1996     22,819.69    23,653.41
          Dec-1996     22,317.87    23,190.52
          Jan-1997     23,967.20    24,630.18
          Feb-1997     24,094.08    24,827.72
          Mar-1997     23,032.97    23,795.13
          Apr-1997     24,763.04    25,214.75
          May-1997     26,054.82    26,762.43
          Jun-1997     27,020.17    27,939.18
          Jul-1997     29,389.35    30,158.39
          Aug-1997     27,598.02    28,487.01
          Sep-1997     29,100.43    30,040.41
          Oct-1997     28,152.76    29,051.78
          Nov-1997     29,828.52    30,384.38
          Dec-1997     30,357.73    30,897.88
          Jan-1998     30,959.79    31,247.64
          Feb-1998     33,252.25    33,493.10
          Mar-1998     34,630.04    35,208.28
          Apr-1998     34,815.29    35,562.47
          May-1998     34,166.92    34,951.15
          Jun-1998     35,927.02    36,370.87
          Jul-1998     35,730.19    35,983.52
          Aug-1998     30,450.55    30,781.02
          Sep-1998     32,395.68    32,752.85
          Oct-1998     35,220.75    35,416.97
          Nov-1998     37,524.80    37,563.59
          Dec-1998     40,371.66    39,728.01
          Jan-1999     42,871.42    41,389.43
          Feb-1999     40,946.72    40,103,05
          Mar-1999     42,272.88    41,707.57
          Apr-1999     43,293.91    43,322.91
          May-1999     42,319.83    42,300.05
          Jun-1999     45.009.43    44,647.71
          Jul-1999     43,682.86    43,253.81
          Aug-1999     43,553.73    43,037.54
          Sep-1999     42,144.98    41,857.88
          Oct-1999     44,974.22    44,506.64
          Nov-1999     46,652.97    45,411.46
          Dec-1999     49,505.78    48,086.20
          Jan-2000     46,799.45    45,670.35
          Feb-2000     46,161.28    44,805.81
          Mar-2000     50,853.04    49,189.16
          Apr-2000     48,548.52    47,709.06
          May-2000     46,515.82    46,730.07
          Jun-2000     48,170.34    47,881.97
          Jul-2000     47,248.54    47,133.57
          Aug-2000     48,903.06    50,061.04
          Sep-2000     45,783.10    47,418.31
          Oct-2000     46,303.09    47,217.74
          Nov-2000     42.698.59    43,495.09
          Dec-2000     42,053.57    43,707,78
          Jan-2001     43,902.61    45,259.41
          Feb-2001     39,474.64    41,131.75
          Mar-2001     36,907.88    38,524.00
          Apr-2001     39,340.83    41,517.31
          May-2001     39,498.97    41,795.48
          Jun-2001     38,817.02    40,779.85
          Jul-2001     38,804.85    40,380.20


1 Past performance is no guarantee of future results. Total Return for the Domini Social Equity Fund is based on the Fund's net asset values and assumes all dividends and capital gains were reinvested. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate. You may lose money. The Standard & Poor's 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500. This chart comprises actual mutual fund performance after all expenses. The Fund waived certain fees during the period and the Fund's average annual total returns would have been lower had these not been waived. This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 09/01
2 The Fund began investing in the stocks comprising the Domini 400 Social Index on June 3, 1991. The above chart begins on June 30, 1991.

Domini Social Equity Fund --
Social Profiles

Our annual report provides us with an opportunity to look back over the past year and to share with you short profiles of some of the companies that have been added to our portfolio. There were 29 additions and deletions to the Domini 400 Social IndexSM (the "Index") over the past 12 months. The Domini Social Equity Fund seeks to replicate the Index. Companies are generally removed from the Index due to mergers and acquisitions, and less frequently, for social or environmental reasons. New companies are selected based on a broad range of social and environmental criteria, as well as a number of other factors such as market capitalization and industry representation, in order to maintain an index and a portfolio that is representative of the domestic market available to the average socially responsible investor.

The most well-publicized change to our portfolio over the past year was the re-moval of Wal-Mart, in February, primarily due to concerns relating to the firm's foreign labor record. Our last semi-annual report featured a discussion of this decision, as well as a discussion of our approach to alternative ener-gy, and profiled a number of natural gas firms that have been added to our portfolio over the past year. In this report we have selected a sample of firms in a variety of industries. We hope that these short profiles give you a better idea of the types of companies your Fund is investing in and the types of qual-ities that our social and environmental screens help to identify. We hope they make interesting reading.

Special thanks to our social research providers at Kinder, Lydenberg, Domini & Co., Inc. ("KLD"), the firm that created and maintains the Index, for allowing us to reproduce portions of their research. Visit our website at www.domini.com to learn more about how the Index was created and is maintained.

Amgen Inc. develops, manufactures, and markets human therapeutics based on advanced recombinant DNA and molecular biology methods. In 2000, the sales of two products, both of which stimulate the body to produce specific types of blood cells, accounted for approximately 88% of the company's revenues.

                  Domini Social Equity Fund -- Social Profiles


--------------------------------------------------------------
Ticker:  AMGN                          Website:  www.amgen.com
Market Capitalization:  $65.3B
Industry:  Biotechnology               Sector:  Healthcare
--------------------------------------------------------------

Amgen was included in Fortune magazine's list "The 100 Best Companies to Work For in America" in 2000 and in Working Mother magazine's list of the 100 best workplaces for working mothers in 1997. The company offers stock options to all employees every July based on performance, responsibility and seniority, as well as part of performance reviews. Amgen is known to encourage cross-depart-mental discussions and an open door atmosphere.

The company's generous family benefits include phaseback for new mothers, adop-tion aid, flextime, and compressed workweeks. Having outgrown its first on-site childcare center at its headquarters in Thousand Oaks, California, the company plans to build a new center able to accommodate up to 450 children. Amgen also provides a 24-hour medical help line and ready-to-go dinners for employees.

The firm has made progress in promoting women and minorities to positions of authority. One woman, Kathryn Falberg, serves among the company's seven senior line executives. Ms. Falberg, the firm's CFO and a senior vice president, was reportedly leaving the firm in August. In May 2001, the company named Richard Nanula, who is African American, to the new position of Executive Vice Presi-dent for Finance, Strategy, and Communications. Mr. Nanula was expected to as-sume the title of CFO in August 2001.

A June 1997 Fortune magazine article reported that the company's business strategy has been to search for unique uses for new scientific discoveries. The article noted that Amgen has collaborative arrangements with about 200 colleges and universities. In 1996, for example, the company licensed a gene linked to obesity from a professor at Rockefeller University. Amgen is developing a prod-uct using this gene to assist weight loss through effects on metabolism and ap-petite.

In December 1994, Amgen was awarded the National Medal of Technology, the U.S. Presidential award honoring technological innovation, for the company's leader-ship in developing innovative commercial therapeutics based on advances

                  Domini Social Equity Fund -- Social Profiles

in cellular and molecular biology for delivery to critically ill patients throughout the world.

Amgen provides or leases vans for a number of social service organizations to encourage van pooling. It also participates in a local program to purchase older cars from their owners to reduce air pollution from automobiles with less advanced pollution controls. In 1998, the company told our social researchers at KLD that it recycles up to 80% of the materials from its older buildings when they are demolished. It donates furniture to nonprofit organizations, resells steel beams, and recycles construction and demolition debris.

Amgen's charitable donations are made through the Amgen Foundation, which supports educational programs, especially in science and mathematics, and organizations involved in the social services and environmental protection. The Foundation annually makes eight $10,000 grants to teachers throughout the country selected for their outstanding teaching abilities. The teachers are nominated by their peers or by parents of students. The company also makes a series of $500 grants to K-12 science teachers in greater Ventura County to fund in-class projects. Since 1993, the Amgen Foundation has given over $1 million worth of these K-12 science grants.

The Amgen Predoctoral Minority Support Program provides financial support for minority predoctoral students in partnership with the Department of Molecular and Cell Biology at the University of California at Berkeley. The company annually awards a two-year scholarship to two students majoring in science at Spelman College, a Georgia college specializing in liberal arts education for minority women. Amgen also donated $1.5 million to Spelman College's science program to encourage African American women to enter the field of biotechnology.

Baxter International, Inc. manufactures and markets healthcare products, including intravenous systems, anesthesia delivery systems, biopharmaceuticals, blood handling products and renal products.

---------------------------------------------------------------
Ticker:  BAX                           Website:  www.baxter.com
Market Capitalization:  $29.4B
Industry:  Healthcare, Medical         Sector:  Healthcare
           Products and Supplies
---------------------------------------------------------------

                 Domini Social Equity Fund -- Social Profiles


Baxter has been publicly recognized for its strong diversity record. In August 1998, Fortune magazine included Baxter International on its listing of the 50 best companies for Asians, Blacks, and Hispanics. It reported that 4 of the company's 25 highest-paid officers were minorities, as were 13.6% of its man-agers. As of May 2000, Baxter reported that approximately 44% of its officers and managers were women and 18% were minorities. Three women and one minority serve on the firm's 12-member board of directors.

The firm has been frequently recognized for its generous family benefits pro-grams, which include near-site daycare at its headquarters; family leave 6 weeks beyond the federally mandated 12 weeks, including disability pay; phaseback for new mothers; and adoption aid. Alternative work arrangements in-clude flextime, job sharing, work at home, and part time work with benefits (20 hours). Baxter also provides dependent care resource and referral services for its employees.

Baxter is also committed to being environmentally responsible, and has made important commitments to public transparency. In June 1997, the company en-dorsed the CERES Principles, a set of codes for corporate conduct and report-ing on the environment. The company produces a publicly available comprehen-sive annual environmental report based on the CERES format that details a va-riety of company-wide efforts to improve its impact on the environment. Baxter is also currently participating in the Global Reporting Initiative pilot study that seeks to create a standard method worldwide for reporting on the three interlinked aspects of sustainability. The expanded report includes sections on charitable giving, employee diversity and training, social and environmen-tal standards for suppliers, animal welfare, and bioethics.

Baxter has a strong record of pollution prevention. For example, in 1999, Baxter reported that it had achieved a 72% reduction in toxic air and chlorofluorocarbons emissions worldwide since 1996. The firm appears to be well on target to achieving its goal of an 80% reduction by 2005.

Between 1990 and 1999, the company reduced the global-warming impact of its emissions by 87%. In 1998, the EPA awarded Baxter's plant in Marion, North Carolina, a Climate Wise Partner Achievement Award for its success in reducing greenhouse gas emissions and for increasing its energy efficiency. In

                  Domini Social Equity Fund -- Social Profiles

1998, the plant reduced carbon dioxide emissions by 22 million pounds and in-stalled energy-efficient lighting and a heat management system. In 1998, Baxter was honored by California EPA's Integrated Waste Management Board for saving $11,000 in disposal costs and recycling 55% of its Novacor division's waste.

In 1994, Baxter formed an alliance with Stericycle, Inc. to develop new ways to recycle infectious medical waste. Stericycle currently uses low-frequency radio waves to disinfect compacted waste without emitting air or water pollutants. The plastic portion of the waste is then recycled, and the fibrous part is used as clean-burning fuel for power plants.

The Baxter International Foundation's charitable giving is focused on improving healthcare for children and the poor in communities where the company has oper-ations. In July 2001, the National Urban League awarded the company its Part-nership in Opportunity award for Baxter's cash donations and fundraising ef-forts for the community-generated mobile health screening program in Pinella County, Florida. Baxter has also made substantial charitable contributions to organizations outside the U.S. In 1999, for example, the Baxter Allegiance Foundation donated $100,000 to the American Refugee Committee for Kosovo Refu-gees and medical products valued at $200,000 to aid victims of an earthquake in Turkey.

Although Baxter has been recognized for the efficiency of its manufacturing techniques and its product quality, it has also been embroiled in a number of lawsuits regarding its products. For example, it is the defendant in a series of lawsuits that have been pending for a number of years alleging HIV infection from the company's plasma-based products. Our social researchers at KLD are following these lawsuits closely.

Green Mountain Coffee, Inc. roasts specialty coffees that it sells through wholesale and direct mail distribution channels.

----------------------------------------------------------------------------
Ticker:  GMCR                          Website:  www.greenmountaincoffee.com
Market Capitalization:  $247.5M
Industry:  Foods                       Sector:  Consumer Staples
----------------------------------------------------------------------------

                  Domini Social Equity Fund -- Social Profiles


Green Mountain has made a significant commitment to philanthropy. In 2000, the company reported that it donated 4.3% ($270,000) of trailing three-year net earnings before taxes to charity. The company gave cash and product donations to the United Way, as well as to libraries, religious organizations, schools, counseling centers and soup kitchens in markets where the company operates. As part of its citation as "Supplier of the Year" by the Vermont Grocers' Association, the company was also recognized for its support of the Vermont Food Bank.

Sales of Green Mountain's Rain Forest Nut and Organic House Blend coffee sup-port Conservation International, which works to preserve biodiversity in global rain forests. The company also makes annual donations to The Rainforest Alli-ance, another organization that works to preserve biodiversity.

Green Mountain encourages its employees to volunteer within their communities on company time. Through its Community Action For Employees (CAFE) program, Green Mountain enables its employees to perform one hour of volunteer work per week, on the company's pay roll. In 2000, 99 employees (approximately 25% of its workforce) performed a total of 1,529 hours of volunteer community service time and an additional 717 hours of unpaid community service. In the U.S., em-ployee volunteers have worked in schools, children's organizations, volunteer fire departments and other non-profit organizations, including Habitat for Hu-manity, the Red Cross, and the March of Dimes.

Since 1999, Green Mountain has used a 95-kilowatt cogeneration unit to provide some of the power for its Waterbury, Vermont roasting and distribution facili-ty. The unit captures waste heat from the company's propane-fired generator and uses it in the coffee roasting process as well as for space heating. The im-proved efficiency of this process helps reduce the need for additional power plants or increased combustion of fossil fuels.

Green Mountain reports that it is committed to purchasing recycled materials and diverting solid wastes from landfills to new or alternative uses. Green Mountain either recycles or donates for use in gardens and crafts the burlap bags in which coffee growers ship coffee beans prior to roasting. The company also reports that it frequently repairs and re-uses the pallets used in its production and distribution centers, and that it has an on-site recycling pro-gram.

                  Domini Social Equity Fund -- Social Profiles

In 1997, the firm's biodegradable coffee bag, used by wholesale customers, won the 3M Scotchban Innovation Award.

Green Mountain has also made notable efforts to ensure that its suppliers around the world are being treated fairly. In May 2000, the firm signed an agreement with TransFair USA, a non-profit independent third-party monitoring organization, to promote "Fair Trade" coffee. Under this agreement, the company agreed to purchase coffee from small farmer cooperatives in Peru, Mexico, and Sumatra at a "Fair Trade" price that is at least enough to provide the farmers with a living wage. In 2000, Green Mountain reported that all of its regular certified organic coffees had been certified as Fair Trade. In March 2001, Green Mountain Coffee announced that it would add its Rain Forest Nut coffee to its Fair Trade line. As a result, the company expected to double its purchases of Fair Trade coffee to 675,000 pounds (6.2% of the company's Year 2000 coffee purchases).

In 2000, Green Mountain purchased approximately 20% of its coffee from specifi-cally identified farms, estates, cooperatives and cooperative groups. The com-pany expects to increase such "farm-direct" purchases to as much as 25% in 2001. Green Mountain believes that its "farm-direct" strategy can have a posi-tive impact on the living and working conditions of the farm workers and their communities. By purchasing farm-direct, the farmers receive a higher price for the coffee than they would if a broker or other intermediary was involved.

The firm has also provided start-up funding to help coffee farmers in the Aceh region of Indonesia establish a certified organic coffee cooperative, which now produces an organic coffee line for the company. In the Oaxaca region of Mexico, where beans for the company's Organic Mexican Select coffee are grown, Green Mountain funds a women's healthcare project for the early detection of cervical cancer. The company also provides financial assistance to the FomCafe S.C. cooperative's quality control training program, which helps farmers earn higher profits for their coffee.

Green Mountain has been a long-standing supporter of Coffee Kids, an international non-profit organization to improve the quality of life for children and families in coffee-growing communities. Through the Coffee Kids program, the company is currently helping to support a micro-lending facility in Huatusco,

                  Domini Social Equity Fund -- Social Profiles

Mexico, and a sustainable sanitation system in Cosautlan, Mexico. Some of Cof-fee Kids' other efforts include education programs, healthcare, and hurricane relief following Hurricane Mitch.

GreenPoint Financial Corp. is a specialty housing finance company that provides financial services through three principal subsidiaries: GreenPoint Bank, a New York State chartered savings bank; GreenPoint Mortgage Funding, Inc., a na-tional lender in no documentation and "alternative A" residential mortgages; and GreenPoint Credit, a national lender in the manufactured housing finance industry. In addition, the company's GreenPoint Community Development Corp. subsidiary focuses primarily on special lending programs, development opportu-nities and assistance, consulting and other activities that promote the goal of providing greater access to affordable housing for low- and moderate-income persons.

-------------------------------------------------------------------
Ticker:  GPT                           Website:  www.greenpoint.com
Market Capitalization:  $4.2B
Industry:  Banks, Regional             Sector:  Financials
-------------------------------------------------------------------

In January 2000, the company's GreenPoint Bank subsidiary received a Community Reinvestment Act rating ("CRA") of "1" from the New York State Banking Depart-ment ("NYSBD"), which is the highest possible rating. In November 1999, the Federal Deposit Insurance Corporation ("FDIC") also gave the bank a rating of "outstanding" for its CRA performance.

Both the NYSBD and the FDIC reported that GreenPoint was the leading lender in low- to moderate-income neighborhoods, had a high level of community development loans, and had innovative and flexible mortgage loans.

According to a January 2001 analysis by CANICCOR, in 1999, GreenPoint's lending for home purchase loan originations was 20% above the industry average for Af-rican American mortgagors and 10% above the industry average for Hispanic Amer-ican mortgagors. CANICCOR is a church-supported non-profit group specializing in the analysis of federal data on bank mortgages.

                  Domini Social Equity Fund -- Social Profiles


In May 2001, the company's GreenPoint Mortgage subsidiary teamed up with the Gay Financial Network to provide mortgage products online to the gay and les-bian community.

There is one woman, Jean C. Bingham, and one minority, Ramesh Shah, among the company's seven senior line executives. Ms. Bingham is Executive Vice President for Risk Management. Mr. Shah, an Indian American, is Executive Vice President for Consumer Banking.

Imation Corporation manufactures and markets products and services for color management, imaging, and data storage applications.

----------------------------------------------------------------
Ticker:  IMN                           Website:  www.imation.com
Market Capitalization:  $855.3M
Industry:  Computers, Hardware         Sector:  Technology
----------------------------------------------------------------

In 1999, for the second year, Working Mother magazine included Imation on its list of the 100 best workplaces for working mothers. In May 2000, the Twin Cit-ies' chapter of the Association for Women in Communications presented Imation with a Vanguard Award in recognition of its efforts to advance women to posi-tions of equity. In 2000, for the second year, Corporate Report magazine se-lected Imation as one of the best places to work in Minnesota. Imation's em-ployee benefits include a cash-profit sharing plan, a 401(k) and a cash-balance pension plan. The firm offers health and other benefits coverage to same-sex domestic partners of its employees, and planned to increase adoption reimburse-ment from $2,500 to $4,000.

Imation's Camarillo, California plant, one of the company's six manufacturing facilities, has made noteworthy progress in reducing solid waste and air pollu-tion. Imation reports that between 1990 and 1997, the facility: reduced air emissions by 78%; reduced natural gas usage by 66%; reduced landfill waste by 76%; reduced water usage by 47%; and increased recycling by 59%.

A January 2000 article in the Los Angeles Times reported that the facility had cut emissions of solvent vapors to approximately one-tenth of 1994 levels. Ac-cording to the EPA, these reductions exceeded those of any other facility in

                  Domini Social Equity Fund -- Social Profiles

Ventura County, California. According to a June 1998 article in the Los Angeles Daily News, Imation's waste reductions saved the company approximately $600,000 in landfill expenses between 1990 and 1997.

In 1997, Imation's photothermographic film called Dry View Technology won a Presidential Green Chemistry Challenge award. According to a December 1999 ar-ticle in the Journal of Chemical Education, these films eliminate the need for many toxic chemicals because they are processed without the use of fixers or developers. The Presidential Green Chemistry Challenge awards, launched by President Clinton in 1995, are the only presidential awards made specifically in chemistry.

Radio One, Inc. is a radio broadcasting company primarily targeting African Americans. As of September 2000, the company owned 51 U.S. radio stations.

----------------------------------------------------------------
Ticker:  ROIA
Market Capitalization:  $411.8M
Industry:  Broadcast Media             Sector:  Consumer Staples
----------------------------------------------------------------

Alfred C. Liggins, III, who is African American, is CEO, President, and Trea-surer of the company. Two women and three minorities serve among the company's four senior line executives. One woman and three minorities serve on the firm's five-member board of directors. As of November 2000, there were 75 women and 50 minorities among the company's 150 officers and managers.

Catherine L. Hughes, Mr. Liggins' mother, serves as Chair and Secretary of Ra-dio One. She was one of the founders of Radio One's predecessor company, and is the first African American woman to head a publicly traded company.

In 2000, Radio One donated 3.5% ($100,000) of its 1999 net earnings before taxes to charity. Radio One often donates air-time to support fundraisers. A September 2000 Baltimore Sun article reported that Radio One helped raise $65,000 to pay for the medical bills of an advocate for the homeless in the Baltimore area. In 1997, the company provided air-time to promote a fundraiser for flood victims in the Baltimore area. Radio One also helped raise money to support the many African American churches that were bombed in 1996.

                  Domini Social Equity Fund -- Social Profiles


In addition to being the Chair of the company since 1980, Cathy Hughes has served in numerous capacities at Radio One, including talk-show host from 1981 to 1995. Using these roles as a platform, Ms. Hughes has been a prominent, frank, and often controversial activist voice in the Baltimore/Washington, D.C. area for political, social, and economic issues of concern to the African Amer-ican community.

Over the years, Ms. Hughes has organized boycotts or protested against organi-zations that she believed engaged in economically or racially discriminatory activities. For instance, in January 1998, Ms. Hughes rejected a $500,000 loan offered to Radio One by the state of Maryland's Sunny Day Fund to protest the state's expulsion of Larry Young, an African American state senator who had been accused of accepting bribes. Mr. Young, who was eventually cleared of the charges, became an employee of Radio One.

Radio One offers health and other benefits coverage to same-sex domestic part-ners of its employees.

-----------
Unlike other mutual funds, the Domini Social Equity Fund seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio with an identical investment objective called the Domini Social Index Portfolio (the "DSIP"). As of July 31, 2001, these companies made up the fol-lowing percentages of the DSIP: Amgen: 1.15%, Baxter Int'l, Inc.: 0.52%, Green Mountain Coffee, Inc.: 0.01%, GreenPoint Financial Corporation: 0.07%, Imation
Corp.: 0.01%, Radio One, Inc.: 0.01%. The composition of the DSIP is subject to change.

The preceding profiles should not be deemed an offer to sell or a solicitation of an offer to buy the stock of any of the companies noted, or a recommendation concerning the merits of any of these companies as an investment. This material must be accompanied or preceded by the Fund's current prospectus. DSIL Invest-ment Services LLC, Distributor.

Domini 400 Social Index SM (the "Index") is a service mark of Kinder, Lydenberg, Domini & Co., Inc. ("KLD") which is used under license. KLD is the owner of the Index. KLD determines the composition of the Index but is not the manager of the Domini Social Index Portfolio, the Domini Social Equity Fund, or the Domini Institutional Social Equity Fund.

Certain portions of these social profiles are copyright (C) 2001 by KLD and are reprinted here by permission. 09/01

Domini Social Index Portfolio

Portfolio of Investments

July 31, 2001

Issuer                                                    Shares     Value
------                                                    ------     -----

Basic Materials -- 0.8%
Air Products & Chemicals, Inc. .......................... 69,200 $    2,825,436
Bemis Company, Inc. ..................................... 15,800        698,992
Cabot Corporation........................................ 20,100        749,931
Calgon Carbon Corporation................................ 11,300         95,711
Caraustar Industries, Inc. ..............................  7,600         75,620
Ecolab Inc. ............................................. 38,600      1,545,544
Fuller (H.B.) Company....................................  4,100        215,947
IMCO Recycling Inc. .....................................  4,500         30,555
Lubrizol Corporation..................................... 15,500        540,640
Mead Corporation......................................... 29,900        888,628
Minerals Technologies Inc. ..............................  5,900        250,573
Nucor Corporation........................................ 23,450      1,123,021
Praxair, Inc. ........................................... 48,500      2,198,990
Sigma-Aldrich Corporation................................ 22,800        987,012
Sonoco Products Company.................................. 28,845        745,066
Stillwater Mining Company (b)............................ 11,600        299,280
Westvaco Corporation..................................... 30,200        812,380
Worthington Industries, Inc. ............................ 25,100        352,906
                                                                 --------------
                                                                     14,436,232
                                                                 --------------
Capital Goods -- 3.1%
A.O. Smith Corporation...................................  4,300         75,379
American Power Conversion (b)............................ 59,100        788,985
Ault Inc. (b)............................................  1,300          7,735
Avery Dennison Corporation............................... 33,300      1,706,958
Baldor Electric Company..................................  9,800        215,894
Brady Corporation........................................  6,100        210,145
CLARCOR Inc. ............................................  6,950        180,700
Cooper Industries, Inc. ................................. 28,400      1,178,884
Cross (A.T.) Company (b).................................  4,400         31,460
Crown Cork & Seal Company, Inc. ......................... 36,500        118,990
Cummins Engine Company, Inc. ............................ 12,400        504,804

Issuer                                                   Shares      Value
------                                                   ------      -----

Capital Goods -- Continued
Deere & Company.........................................  70,900 $    2,974,255
Dionex Corporation (b)..................................   6,700        195,640
Donaldson Company, Inc. ................................  13,100        403,480
Emerson Electric Company................................ 130,300      7,474,008
Fastenal Company (b)....................................  11,400        746,700
Graco Inc. .............................................   9,212        311,366
Granite Construction Incorporated.......................  12,325        300,237
Herman Miller, Inc. ....................................  23,600        595,664
HON Industries Inc. ....................................  18,100        466,437
Hubbell Incorporated....................................  14,860        441,342
Hunt Corporation........................................   3,000         18,900
Hutchinson Technology Incorporated (b)..................   7,200        132,912
Illinois Tool Works Inc. ...............................  91,600      5,770,800
Ionics, Inc. (b)........................................   4,700        145,512
Isco, Inc. (b)..........................................   1,600         11,600
Lawson Products, Inc. ..................................   2,800         76,188
Leggett & Platt, Incorporated...........................  59,500      1,426,215
Merix Corporation (b)...................................   3,950         96,261
Milacron Inc. ..........................................   9,800        179,340
Millipore Corporation...................................  14,200        925,556
Minnesota Mining & Manufacturing Company................ 120,000     13,425,600
Molex Incorporated......................................  29,946      1,030,142
National Service Industries, Inc. ......................  12,300        278,226
New England Business Service, Inc. .....................   3,900         74,061
Nordson Corporation.....................................   9,800        244,020
Osmonics Inc. (b).......................................   4,100         58,958
Pitney Bowes Inc. ......................................  74,900      3,010,980
Sanmina Corporation (b).................................  96,100      2,090,175
Sealed Air Corporation (b)..............................  25,400      1,046,480
Solectron Corporation (b)............................... 197,900      3,459,292
Spartan Motors, Inc. (b)................................   3,300         14,685

                                 July 31, 2001

Issuer                                                  Shares       Value
------                                                  ------       -----

Capital Goods -- Continued
Standard Register Company.............................     6,800 $      122,060
Steelcase Inc. .......................................     8,900        137,060
Thomas & Betts Corporation............................    17,400        361,050
Thomas Industries Inc. ...............................     4,400        113,168
Watts Industries......................................     5,000         79,100
                                                                 --------------
                                                                     53,257,404
                                                                 --------------
Communication Services -- 9.0%
AT&T Corporation...................................... 1,136,580     22,970,282
AT&T Wireless Services, Inc. .........................   605,687     11,320,290
BellSouth Corporation.................................   568,200     23,125,740
Citizens Communications Company (b)...................    80,967        993,465
SBC Communications Inc. .............................. 1,025,228     46,166,017
Sprint Corporation....................................   243,000      5,671,620
Telephone and Data Systems, Inc. .....................    15,700      1,691,675
Verizon Communications................................   819,122     44,355,456
                                                                 --------------
                                                                    156,294,545
                                                                 --------------
Consumer Cyclicals -- 8.7%
American Greetings Corporation........................    19,000        209,950
Angelica Corporation..................................     2,500         28,375
Apogee Enterprises, Inc. .............................     8,000        118,160
AutoZone, Inc. (b)....................................    33,700      1,595,021
Bandag, Inc. .........................................     2,600         78,026
Banta Corporation.....................................     7,150        198,841
Bassett Furniture Industries..........................     3,500         51,450
Black & Decker Corp. .................................    24,700      1,054,937
Block (H & R), Inc. ..................................    27,700      1,976,949
Brown Shoe Company, Inc. .............................     5,300         80,666
Centex Corporation....................................    17,700        832,608
Champion Enterprises Inc. (b).........................    13,700        149,330
Charming Shoppes, Inc. (b)............................    29,300        186,055
Cintas Corporation....................................    51,000      2,558,670

Issuer                                                   Shares      Value
------                                                   ------      -----

Consumer Cyclicals -- Continued
Circuit City Stores, Inc. ..............................  62,500 $    1,171,875
Claire's Stores, Inc. ..................................  12,600        216,216
Cooper Tire and Rubber Company..........................  21,800        353,596
Costco Wholesale Corporation (b)........................ 135,930      5,851,786
Dana Corporation........................................  45,000      1,158,750
Delphi Automotive Systems Corporation................... 169,100      2,766,476
DeVry Inc. (b)..........................................  20,900        815,518
Dillard's, Inc. ........................................  25,500        378,420
Dollar General Corporation..............................  99,951      1,962,038
Donnelly Corporation....................................   1,700         26,350
Dow Jones & Company.....................................  19,800      1,127,016
Enesco Group, Inc. (b)..................................   3,900         27,300
Fedders Corporation.....................................   4,700         22,513
Fleetwood Enterprises, Inc. ............................   9,500        154,850
Gap, Inc. (The)......................................... 257,787      7,040,163
Genuine Parts Company...................................  52,200      1,718,424
Handleman Company (b)...................................   8,200        123,000
Harman International Industries, Inc. ..................   9,660        357,420
Hartmarx Corporation (b)................................   8,500         20,655
Hillenbrand Industries, Inc. ...........................  18,800      1,064,080
Home Depot, Inc. ....................................... 704,397     35,480,477
IMS Health Inc. ........................................  89,000      2,287,300
Interface Inc. CI A.....................................  12,800         75,648
J.C. Penney Company.....................................  79,300      2,255,292
John H. Harland Company.................................   8,300        177,205
KB Home (b).............................................  13,200        430,188
Kmart Corporation (b)................................... 148,000      1,712,360
Lands' End, Inc. (b)....................................   8,800        360,096
Lee Enterprises, Inc. ..................................  10,000        337,400
Lillian Vernon Corporation..............................   2,600         20,410
Liz Claiborne, Inc. ....................................  15,600        829,140
Lowe's Companies, Inc. ................................. 232,500      8,876,850
Mattel, Inc. ........................................... 129,385      2,315,992
May Department Stores Company...........................  89,900      2,984,680
Maytag Corporation......................................  23,500        787,955
McGraw-Hill Companies...................................  59,300      3,639,241
Media General, Inc.
 Class A................................................   6,700        321,533

                                 July 31, 2001

Issuer                                                   Shares      Value
------                                                   ------      -----

Consumer Cyclicals -- Continued
Men's Wearhouse Inc. (b)................................  12,600 $      304,920
Meredith Corporation....................................  11,900        426,853
Modine Manufacturing Company............................   8,500        249,390
New York Times Company CI A.............................  47,800      2,213,140
Nordstrom, Inc. ........................................  40,200        904,500
Omnicom Group Inc. .....................................  56,300      4,918,931
Oshkosh B'Gosh, Inc.
 CI A...................................................   2,900         87,000
Pep Boys -- Manny, Moe & Jack...........................  15,400        210,980
Phillips-Van Heusen Corporation.........................   7,900        108,230
Pulte Homes Inc. .......................................  15,200        630,952
RadioShack Corporation..................................  56,400      1,592,172
Reebok International Ltd. (b)...........................  17,800        569,778
Rouse Company...........................................  20,600        566,500
Russell Corporation.....................................   9,300        160,425
Scholastic Corporation (b)..............................   9,800        364,168
Sears, Roebuck and Co. ................................. 100,000      4,698,000
Service Corporation International (b)...................  85,800        677,820
Sherwin-Williams Company................................  47,300      1,082,697
Skyline Corporation.....................................   2,500         65,500
Snap-On Incorporated....................................  17,550        473,850
Springs Industries, Inc. ...............................   3,100        140,709
SPX Corporation (b).....................................  12,015      1,455,737
Stanley Works...........................................  25,900      1,128,981
Staples, Inc. (b)....................................... 137,400      2,059,626
Stride Rite Corporation.................................  12,100        119,185
Target Corporation...................................... 272,000     10,526,400
Tennant Company.........................................   2,600         97,578
The Limited Inc. ....................................... 129,100      2,190,827
Timberland Company (The) CI A (b).......................   9,500        332,975
TJX Companies, Inc......................................  84,500      2,873,845
Toro Company............................................   3,700        174,455
Toys "R' Us, Inc. (b)...................................  59,820      1,377,655
Tribune Company.........................................  90,550      3,736,093
Venator Group, Inc. (b).................................  41,400        683,100
VF Corporation..........................................  34,000      1,244,740

Issuer                                                  Shares       Value
------                                                  ------       -----

Consumer Cyclicals -- Continued
Visteon Corporation...................................    39,800 $      840,974
Washington Post Company CI B..........................     2,300      1,344,350
Wellman, Inc. ........................................     9,200        121,348
Whirlpool Corporation.................................    20,200      1,424,908
                                                                 --------------
                                                                    150,546,543
                                                                 --------------
Consumer Staples -- 16.8%
Alberto-Culver Company CI B...........................     9,900        429,462
Albertson's, Inc. ....................................   124,400      4,071,612
AOL Time Warner
 Inc. (b)............................................. 1,292,200     58,730,490
Avon Products, Inc. ..................................    71,900      3,335,441
Bergen Brunswig Corporation Class A...................    40,536        856,526
Bob Evans Farms, Inc. ................................    10,200        188,496
Campbell Soup Company.................................   123,900      3,389,904
Church & Dwight Co., Inc. ............................    11,700        296,829
Clorox Company........................................    71,400      2,668,932
Coca-Cola Company.....................................   754,700     33,659,620
Colgate-Palmolive Company.............................   170,400      9,235,680
Comcast Corporation CI A Special (b)..................   275,600     10,481,068
CVS Corporation.......................................   118,500      4,267,185
Darden Restaurants, Inc. .............................    36,100      1,079,390
Deluxe Corporation....................................    21,800        687,572
Emmis Communications Corp. CI A.......................    12,700        384,556
Fleming Companies, Inc. ..............................    13,200        467,544
General Mills Incorporated............................    86,300      3,795,474
Gillette Company......................................   319,900      8,915,613
Great Atlantic & Pacific Tea Company, Inc. ...........    11,100        184,371
Green Mountain Coffee Inc. ...........................     1,900         72,979
Heinz (H.J.) Company..................................   105,500      4,558,655
Hershey Foods Corporation.............................    32,200      1,943,592

                                 July 31, 2001

Issuer                                                   Shares      Value
------                                                   ------      -----

Consumer Staples -- Continued
Horizon Organic Holding Corporation (b).................   2,900 $       33,350
J.M. Smucker Co. .......................................   7,000        190,050
Kellogg Company......................................... 123,100      3,701,617
Kelly Services, Inc. CI A...............................   9,774        239,096
Kimberly-Clark Corporation.............................. 161,664      9,830,788
Kroger Company (b)...................................... 248,300      6,545,188
Longs Drug Stores Corporation...........................  11,200        249,200
Luby's Inc. (b).........................................   6,500         59,540
McDonald's Corporation.................................. 392,500     11,437,450
Nature's Sunshine Products, Inc. .......................   4,900         59,584
Newell Rubbermaid, Inc. ................................  80,478      1,744,763
Odwalla, Incorporated (b)...............................   3,200         24,800
Oneida Ltd..............................................   4,800         83,328
PepsiAmericas, Inc. (b).................................  47,000        645,310
PepsiCo, Inc. .......................................... 444,300     20,717,709
Procter & Gamble Company................................ 395,700     28,102,614
Quaker Oats Company.....................................  39,900      3,511,200
R.R. Donnelley & Sons Company...........................  35,400      1,051,734
Radio One, Inc. (b).....................................   6,600        120,648
Ralston Purina Company..................................  93,500      3,002,285
Ruby Tuesday, Inc. .....................................  19,000        353,400
Ryan's Family Steakhouse, Inc. (b)......................   9,300        155,031
Starbucks Corporation (b)............................... 114,400      2,063,776
Supervalu Inc...........................................  39,700        832,509
Sysco Corporation....................................... 205,000      5,502,200
Tootsie Roll Industries, Inc. ..........................   9,997        388,483
Tupperware Corporation..................................  17,300        406,204
Univision Communications, Inc. CI A (b).................  41,700      1,592,106
Viacom, Inc. CI A (b)...................................  41,500      2,074,170
Walgreen Company........................................ 308,200     10,386,340
Walt Disney Company..................................... 631,300     16,634,755
Wendy's International, Inc..............................  34,100        914,221
Whole Foods Market, Inc. (b)............................  16,000        543,200
Wild Oats Markets, Inc. (b).............................   6,750         65,813
Wrigley (Wm.) Jr. Company...............................  54,900      2,740,608
                                                                 --------------
                                                                    289,704,061
                                                                 --------------

Issuer                                                   Shares      Value
------                                                   ------      -----

Energy -- 0.8%
Anadarko Petroleum Corporation..........................  75,685 $    4,298,908
Apache Corporation......................................  37,900      1,968,905
Devon Energy Corporation................................  38,914      2,109,528
EOG Resources, Inc. ....................................  35,500      1,254,925
Helmerich & Payne, Inc. ................................  16,100        501,676
Kinder Morgan, Inc. ....................................  34,700      1,818,280
Mitchell Energy & Development Corp. ....................  14,900        694,340
Rowan Companies, Inc. (b)...............................  28,700        552,188
Sunoco, Inc. ...........................................  25,700        888,706
                                                                 --------------
                                                                     14,087,456
                                                                 --------------
Financials -- 22.6%
A.G. Edwards Inc. ......................................  24,087      1,053,806
AFLAC Inc. ............................................. 160,900      4,759,422
American Express Company................................ 403,600     16,277,188
American General Corporation............................ 152,524      7,054,235
American International Group, Inc. ..................... 702,518     58,484,624
AmSouth Bancorporation.................................. 111,700      2,220,596
Aon Corporation.........................................  79,200      2,807,640
Bank One Corporation.................................... 350,685     13,575,016
Capital One Financial Corporation.......................  63,200      4,061,864
Charles Schwab Corporation.............................. 419,800      6,292,802
Charter One Financial, Inc. ............................  63,200      2,029,352
Chittenden Corporation..................................   7,661        256,260
Chubb Corporation.......................................  53,200      3,733,044
CIGNA Corporation.......................................  45,400      4,554,074
Cincinnati Financial Corporation........................  48,785      1,922,129
Comerica Incorporated...................................  53,500      3,295,065
Dime Bancorp............................................  34,600      1,409,950
Fannie Mae.............................................. 309,400     25,757,550
Fifth Third Bancorp..................................... 174,637     11,005,624
First Tennessee National Corporation....................  39,300      1,351,920

                                 July 31, 2001

Issuer                                                   Shares      Value
------                                                   ------      -----

Financials  -- Continued
FirstFed Financial Corp. (b)............................   5,000 $      154,250
Franklin Resources, Inc. ...............................  80,600      3,477,084
Freddie Mac............................................. 211,400     14,468,216
Golden West Financial...................................  47,900      3,096,735
Greenpoint Financial Corporation........................  30,600      1,262,556
Hartford Financial Services Group (The).................  72,100      4,773,741
Household International, Inc. .......................... 140,846      9,336,681
J.P. Morgan Chase & Co. (b)............................. 602,460     26,086,518
Jefferson-Pilot Corporation.............................  46,725      2,219,905
KeyCorp................................................. 128,600      3,440,050
Lincoln National Corp...................................  57,300      2,924,019
Marsh & McLennan Companies, Inc.........................  83,650      8,398,460
MBIA Inc................................................  44,600      2,504,736
MBNA Corporation........................................ 258,750      9,159,750
Mellon Financial Corporation............................ 145,000      5,512,900
Merrill Lynch & Co., Inc. .............................. 253,400     13,744,416
MGIC Investment Corporation.............................  32,200      2,416,288
Moody's Corporation.....................................  47,500      1,579,850
National City Corporation............................... 182,600      5,865,112
Northern Trust Corporation..............................  67,500      4,306,500
PNC Financial Services Group............................  87,900      5,832,165
Progressive Corporation (The)...........................  22,200      2,992,782
Providian Financial Corporation.........................  86,900      4,290,253
SAFECO Corporation......................................  38,700      1,227,564
St. Paul Companies, Inc.................................  65,364      2,866,211
State Street Corporation................................  98,900      5,317,853
Stilwell Financial, Inc. ...............................  66,100      1,960,526
SunTrust Banks, Inc. ...................................  88,800      6,149,400
Synovus Financial Corp. ................................  87,650      2,993,248

Issuer                                                   Shares      Value
------                                                   ------      -----

Financials -- Continued
Torchmark Corporation...................................  37,800 $    1,569,078
U.S. Bancorp............................................ 593,921     14,099,685
UnumProvident Corporation...............................  73,000      2,082,690
USA Education, Inc. ....................................  49,800      3,989,478
Value Line, Inc. .......................................   2,900        125,280
Wachovia Corporation....................................  63,600      4,521,960
Washington Mutual Inc. ................................. 266,353     10,792,624
Wells Fargo & Company................................... 518,700     23,891,322
Wesco Financial Corporation.............................   2,200        697,400
                                                                 --------------
                                                                    392,029,447
                                                                 --------------
Healthcare -- 11.5%
Allergan, Inc...........................................  40,100      3,019,129
Amgen Inc. (b).......................................... 316,100     19,822,631
Applera Corp.-Applied Biosystems Group..................  63,900      1,801,980
Baxter International, Inc............................... 179,200      8,924,160
Becton Dickinson and Company............................  77,500      2,678,400
Biomet, Inc. (b)........................................  54,000      2,621,700
Boston Scientific Corporation (b)....................... 121,100      2,181,011
Forest Laboratories,
 Inc. (b)...............................................  53,000      4,163,150
Guidant Corp. (b).......................................  93,300      2,974,404
Humana, Inc. (b)........................................  50,300        560,845
Johnson & Johnson....................................... 914,970     49,499,877
Manor Care, Inc. (b)....................................  30,700        988,540
McKesson HBOC Inc.......................................  85,820      3,557,239
MedImmune, Inc. (b).....................................  64,100      2,469,132
Medtronic, Inc.......................................... 366,800     17,617,404
Merck & Co., Inc. ...................................... 699,800     47,572,404
Mylan Laboratories, Inc.................................  37,900      1,279,125
Oxford Health Plans,
 Inc. (b)...............................................  29,800        864,200
Quintiles Transnational Corp. (b).......................  36,000        669,960
Schering-Plough Corporation............................. 443,800     17,330,390
St. Jude Medical
  Inc. (b)..............................................  25,800      1,806,000
Stryker Corporation.....................................  59,000      3,538,820
Watson Pharmaceuticals (b)..............................  31,900      2,100,615
                                                                 --------------
                                                                    198,041,116
                                                                 --------------

                                 July 31, 2001

Issuer                                                  Shares       Value
------                                                  ------       -----

Technology -- 23.6%
3Com Corporation (b)..................................   101,600 $      497,840
Adaptec Inc. (b)......................................    29,700        349,866
ADC Telecommunications, Inc. (b)......................   236,100      1,159,251
Advanced Micro Devices, Inc. (b)......................    94,700      1,729,222
Advent Software, Inc. (b).............................     9,200        519,984
Analog Devices, Inc. (b)..............................   109,400      5,032,400
Andrew Corporation (b)................................    24,400        537,776
Apple Computer, Inc. (b)..............................   104,900      1,971,071
Applied Materials, Inc. (b)...........................   245,700     11,267,802
Arrow Electronics, Inc. (b)...........................    29,500        789,125
AstroPower, Inc. (b)..................................     4,200        187,530
Autodesk, Inc. .......................................    16,300        607,827
Automatic Data Processing, Inc. ......................   189,574      9,658,795
Avnet, Inc. ..........................................    35,500        848,095
BMC Software Inc. (b).................................    73,900      1,478,000
Borland Software Corporation (b)......................    17,800        231,756
Ceridian Corp. (b)....................................    52,100        900,809
Cisco Systems, Inc. (b)............................... 2,208,200     42,441,604
Compaq Computer Corporation...........................   515,788      7,705,873
Computer Associates International, Inc. ..............   174,800      6,027,104
Compuware Corporation (b).............................   111,500      1,527,550
CPI Corp. ............................................     2,300         46,805
Dell Computer Corp. (b)...............................   794,100     21,385,113
EMC Corporation (b)...................................   669,000     13,192,680
Gerber Scientific Inc. ...............................     6,400         69,248
Hewlett-Packard Company...............................   589,500     14,537,070
Ikon Office Solutions.................................    42,600        331,428
Imation Corpation.....................................    10,600        257,368
Intel Corporation..................................... 2,041,800     60,866,058
Lexmark International Group Inc. (b)..................    39,000      1,783,080
LSI Logic Corp. (b)...................................   109,700      2,389,266
Lucent Technologies, Inc.............................. 1,032,600      6,918,420

Issuer                                                  Shares       Value
------                                                  ------       -----

Technology -- Continued
Micron Technology, Inc. (b)...........................   180,000 $    7,560,000
Microsoft
 Corporation (b)...................................... 1,618,700    107,141,753
National Semiconductor Corporation (b)................    52,800      1,692,240
Novell Inc. (b).......................................   109,300        545,407
Palm, Inc. (b)........................................   171,787        922,496
Paychex, Inc. ........................................   113,000      4,440,900
PeopleSoft, Inc. (b)..................................    89,200      3,895,364
Polaroid Corporation..................................    13,100         15,589
QRS Corporation (b)...................................     4,300         62,565
Qualcomm Inc. (b).....................................   228,600     14,454,378
Sapient Corporation (b)...............................    36,500        228,125
Scientific-Atlanta, Inc. .............................    49,800      1,267,410
Sun Microsystems, Inc. (b)............................   989,300     16,115,697
Symantec Corporation (b)..............................    22,900      1,104,009
Tektronix, Inc. (b)...................................    28,400        644,396
Tellabs, Inc. (b).....................................   123,800      2,038,986
Texas Instruments, Inc. ..............................   526,500     18,164,250
W.W. Grainger Inc. ...................................    28,500      1,199,850
Xerox Corporation.....................................   202,400      1,615,152
Xilinx, Inc. (b)......................................   100,100      4,004,000
Yahoo! Inc. (b).......................................   171,200      3,016,544
                                                                 --------------
                                                                    407,374,927
                                                                 --------------
Transportation -- 1.0%
Airborne Freight Corporation (b)......................    13,900        175,696
Alaska Air Group, Inc. (b)............................     7,700        243,628
AMR Corporation (b)...................................    46,400      1,630,960
Consolidated Freightways Corporation (b)..............     6,200         41,788
Delta Air Lines, Inc..................................    37,200      1,650,936
FedEx Corporation (b).................................    93,400      3,863,958
GATX Corporation......................................    14,300        574,145
Kansas City Southern Industries, Inc. (b).............    17,400        259,782
Norfolk Southern Corporation..........................   116,100      2,335,932
Roadway Express, Inc. ................................     5,600        162,680
Ryder System, Inc. ...................................    17,900        340,100

                                 July 31, 2001

Issuer                                                   Shares      Value
------                                                   ------      -----

Transportation -- Continued
Southwest Airlines Co. ................................. 231,062 $    4,623,551
UAL Corporation.........................................  15,600        533,676
Yellow Corporation (b)..................................   6,900        150,144
                                                                 --------------
                                                                     16,586,976
                                                                 --------------
Utilities -- 1.9%
AGL Resources Inc. .....................................  16,300        391,200
American Water Works, Inc. .............................  29,800        926,482
Cascade Natural Gas Corporation.........................   3,200         65,280
Cleco Corporation.......................................  13,600        309,400
El Paso Energy Corporation (b).......................... 154,700      8,005,725
Energen Corporation.....................................   9,200        234,600
Enron Corp.............................................. 224,200     10,167,470
Equitable Resources, Inc. ..............................  19,600        702,660
IDACORP Inc. ...........................................  11,200        414,400
KeySpan Corporation.....................................  41,500      1,271,560
National Fuel Gas Company...............................  11,800        566,400

Issuer                                                   Shares      Value
------                                                   ------      -----

NICOR Inc. .............................................  13,600 $      504,968
NiSource, Inc. .........................................  62,600      1,650,136
Northwest Natural Gas Co. ..............................   7,300        175,784
Northwestern Corp. .....................................   6,700        143,246
OGE Energy Corp. .......................................  23,400        505,440
Peoples Energy Corporation..............................  10,600        403,436
Potomac Electric Power Company..........................  33,400        723,110
Questar Corporation.....................................  24,200        569,668
Southern Union
 Company (b)............................................  15,300        313,497
WGL Holdings............................................  13,900        386,837
Williams Companies, Inc. ............................... 147,400      4,937,900
                                                                 --------------
                                                                     33,369,199
                                                                 --------------
Total Investments (a) 99.8%.............................         $1,725,727,906
Other Assets, less liabilities -- 0.2%..................              3,277,171
                                                                 --------------
Net Assets -- 100.0%....................................         $1,729,005,077
                                                                 ==============

-----------
(a) The aggregate cost for federal income tax purposes is $1,818,504,375, the aggregate gross unrealized appreciation is $175,364,035 and the aggregate gross unrealized depreciation is $268,140,504, resulting in net unrealized depreciation of $92,776,469.
(b) Non-income producing security.




Copyright in the Domini 400 Social Index SM is owned by Kinder, Lydenberg, Do-mini & Co. and the Index is reproduced here by permission. No portion of the Index may be reproduced or distributed by any means or in any medium without the express written consent of the copyright owner.

Domini Social Bond Fund

Performance Commentary and Social Impact

Performance Commentary

For the 12 months ended July 31, 2001, the Domini Social Bond Fund gained 12.92%, compared with 12.57% for the Lehman Brothers Intermediate Aggregate In-dex.

Our outperformance during this period was mainly a result of our avoidance of U.S. Treasury securities. Treasuries did not perform poorly in an absolute sense, but the high premiums investors had been paying for them began to de-cline. As a result, yield spreads between Treasury debt and other fixed-income securities tightened, resulting in greater gains for the latter. Investors had fled to the relative safety of Treasuries in the wake of the 1998 global debt crisis, and had been forced to pay a continuing premium for them because their supply has been reduced by buybacks made possible by the budget surplus. With 1998 well behind us and a lower budget surplus, the factors pushing up Treasur-ies have eased recently, and other types of bonds have outperformed.

(The Fund avoids U.S. Treasuries because their proceeds may be used to produce military weaponry or for some other purpose that may not be consistent with our socially and environmentally conscious objectives. Instead, we invest in U.S. government agency debt, in which proceeds are earmarked for a specific purpose, such as housing, student loans, or small business loans.)

The first half of 2001 will be remembered for a rapid and dramatic series of cuts in the short-term overnight federal-funds rate, engineered by Federal Re-serve Chairman Alan Greenspan. Between January 3 and June 27, the Fed reduced rates six times, from 6.5% to 3.75%. Nevertheless, the Fed's action had little effect on long-term bond yields, largely because the persistence of consumer spending led many market participants to believe that a recovery was just around the corner, despite the many other indicators of a weakening economy.

In keeping with our goal of avoiding the volatility that plagues less conserva-tive bond funds, the core investments of your Fund are high-quality government agency bonds, mortgage-backed securities, and corporate bonds. These securi-ties, unlike more speculative types, are less prone to so-called event risk -- a sudden drop in credit quality due to a takeover or other unexpected bad news.

                            Domini Social Bond Fund

No bond investor can be fully insulated from market risk, but we do our best to protect you from unnecessary credit risk.

One area of concentration is mortgage-backed securities, which currently con-stitute 30% of our holdings. The mortgage-backed securities we own are built from mortgages guaranteed or insured by Ginnie Mae, Fannie Mae or Freddie Mac. Ginnie Mae is an agency of the U.S. government, which guarantees Farm Home Ad-ministration and Veterans Administration loans. Fannie Mae and Freddie Mac are government-chartered but shareholder-owned corporations whose mandate is to enhance liquidity in the secondary mortgage markets.

Debt securities issued by U.S. corporations take up another 12% of assets. None of these investments is rated lower than "A" by a major rating service. Most of these companies are familiar names: Clorox, Colgate-Palmolive, Hershey Foods, Pitney-Bowes.

Social Impact

In addition to adding value to your investment through price appreciation and interest income, our Fund seeks to provide a social return. We are committed to placing a portion of our assets (up to 10%) in direct community development investments. The mortgage-backed securities that form our largest area of in-vestment are issued by government agencies or government-chartered corpora-tions to promote home ownership. In order to support middle- and lower-income families, Fannie Mae and Freddie Mac are not permitted to insure single-family mortgages greater than approximately $240,000. Our corporate bonds are all is-sued by companies that pass our comprehensive social and environmental screens, and our taxable municipal bonds are reviewed to determine that their proceeds have a positive social impact.

One recent addition to our portfolio is an obligation of the American Red Cross. These bonds were issued in 1999 to finance the construction of a new national headquarters and the renovation of two historic buildings in Red Cross Square in Washington, D.C.

Our direct community development investments go to financial institutions ded-icated to helping rebuild struggling areas across the nation. Our most recent

                            Domini Social Bond Fund

investment is an FDIC-insured $100,000 Certificate of Deposit purchased from Louisville Community Development Bank of Louisville, Kentucky.

Louisville Community Development Bank opened for business in January 1997 to serve twelve of the city's most distressed neighborhoods, where unemployment is three times the national average and nearly four in ten residents live be-low poverty. Its mission is to stimulate economic growth within these neigh-borhoods by providing much-needed financial and development resources. The bank's single activity is making affordable loans to small businesses and to those wanting to build, remodel, or rehabilitate residential or commercial property. It has no tellers, ATMs, checking or savings accounts. Instead, its loans are funded solely through Certificates of Deposits purchased by individ-uals and institutions, such as our Fund, that support the rebuilding of Ameri-ca's cities. Over the past four years, the bank has made $22 million in small business loans and $2.6 million in home improvement and home ownership loans. Its activities have resulted in the creation or retention of 931 jobs.

------------------------------------------------------------------------------
The Domini Social Bond Fund is managed by Domini Social Investments LLC and submanaged by ShoreBank, the nation's oldest and largest community development bank. ShoreBank was founded with the purpose of serving the financial needs of residents and businesses in traditionally underserved urban areas. David J. Oser, Senior Vice President, Investments (since 1994), leads the team at ShoreBank responsible for the management of the Fund.
------------------------------------------------------------------------------

Past performance is no guarantee of future results. An investment in the Fund is not a bank deposit and is not insured or guaranteed. The Fund is subject to market risks that will cause principal value and yield to fluctuate. You may lose money. The holdings mentioned above are described in the Fund's Portfolio of Investments included herein. The composition of the Fund's portfolio is subject to change.

The Fund's community development investments may be unrated and carry greater credit risks than the Fund's other holdings. This material must be preceded or accompanied by the Fund's current prospectus. Please read it carefully before investing or sending money. DSIL Investment Services LLC, Distributor. 09/01

                            Domini Social Bond Fund


Average Annual Total Return/1/

----------------------------------------------------
                 As of 6-30-01      As of 7-31-01
                        Since               Since
                1 Year Inception   1 Year  Inception
                        (6/1/00)            (6/1/00)
----------------------------------------------------
Domini Social
Bond Fund      11.75%   11.73%     12.92%   12.48%
LBIA           11.19%   12.27%     12.57%   13.20%
----------------------------------------------------

Comparison of $10,000 Investment in the
Domini Social Bond Fund and LBIA/1/


                                    [CHART]

                       Domini
                       Social
                        Bond
                        Fund         LBIA

          5/2000       10,000       10,000
          6/2000       10,090       10,194
          7/2000       10,159       10,266
          8/2000       10,299       10,403
          9/2000       10,400       10,504
          10/2000      10,490       10,565
          11/2000      10,664       10,716
          12/2000      10,858       10,904
          1/2001       10,981       11,080
          2/2001       11,106       11,168
          3/2001       11,187       11,242
          4/2001       11,194       11,233
          5/2001       11,230       11,301
          6/2001       11,275       11,335
          7/2001       11,472       11,557



1 Past performance is no guarantee of future results. Total Return for the Domini Social Bond Fund is based on the Fund's net asset values and assumes all dividends and capital gains were reinvested. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate. You may lose money. The Lehman Brothers Intermediate Aggregate Index (LBIA) is an unmanaged index of intermediate investment-grade fixed-income securities. Investors cannot invest directly in the LBIA. This chart comprises actual mutual fund performance after all expenses. The Fund waived certain fees during the period and the Fund's average annual total returns would have been lower had these not been waived. This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 09/01

Domini Social Bond Fund

Portfolio of Investments

July 31, 2001

                                                          Principal    Value
                                                           Amount     (Note 1)
                                                          --------- -----------

U.S. Government Agency Obligations--35.6%
Fannie Mae:
 5.250%, 5/15/06.........................................  250,000  $   251,366
 5.500%, 5/2/06..........................................  250,000      254,191
 5.740%, 1/21/09.........................................  500,000      498,618
 6.000%, 5/15/11.........................................  250,000      254,853
 6.160%, 3/2/09..........................................  100,000      100,229
 7.125%, 2/15/05.........................................  350,000      376,432
 7.125%, 6/15/10.........................................  500,000      548,414
Federal Farm Credit Bank:
 6.300%, 6/6/11..........................................  250,000      260,230
Federal Home Loan Bank:
 5.100%, 2/5/04..........................................  200,000      203,284
 5.125%, 1/13/03.........................................  250,000      254,369
 5.655%, 12/18/08........................................  150,000      149,062
 6.625%, 8/27/07.........................................  500,000      533,792
 8.050%, 5/24/05.........................................  100,000      103,537
Freddie Mac:
 ZCN, 5/17/18............................................  725,000      218,955
 6.250%, 7/15/04.........................................  250,000      261,432
 6.250%, 2/1/11..........................................  500,000      512,483
 6.750%, 5/30/06.........................................  200,000      213,948
                                                                    -----------
Total U.S. Government Agency Obligations
 (Cost $4,828,581).......................................             4,995,195
                                                                    -----------
U.S. Government Agency Mortgage Securities--32.1%
Fannie Mae:
 397629, 8.598%, 9/1/27..................................   23,460       24,224
 402999, 8.375%, 10/1/27.................................   14,633       15,057
 411568, 7.130%, 6/1/27..................................  232,760      242,866
 50969, 6.500%, 12/1/03..................................   57,912       58,880
 526882, 6.480%, 2/1/29..................................  212,514      218,058
Fannie Mae CMO:
 1634PWO, 4.000%, 11/15/22...............................  150,000      144,801
 1991-158 F, 4.840%, 12/25/21............................  117,327      117,323
 1993-106 Z, 7.000%, 6/25/13.............................  117,318      119,703
 1993-143 FB, 4.420%, VRN, 8/25/23.......................  207,036      199,674
 1993-223 SM, 10.000%, IFRN, 12/25/23....................  186,000      184,321
 1994-59 PK, 6.000%, 3/25/24.............................  158,396      159,866

                                 July 31, 2001

                                                         Principal    Value
                                                          Amount     (Note 1)
                                                         --------- -----------

U.S. Government Agency Mortgage Securities--Continued
Fannie Mae CMO (continued):
 1999-14 B, 6.500%, 4/25/29.............................  324,976  $   333,905
 2238G, 7.500%, 6/15/30.................................   10,504       10,487
 2326SH, 21.455%, IFRN, 6/15/31.........................  250,000      261,053
Freddie Mac:
 6.900%, 9/10/07........................................  315,000      324,641
 786612, 7.280%, VRN, 6/1/28............................  406,587      420,987
Freddie Mac CMO:
 1512T, 4.230%, VRN, 5/15/08............................  247,752      242,209
 1527F, 5.495%, VRN, 12/15/22...........................  120,069      120,109
 1560FM, 4.251%, VRN, 8/15/23...........................  211,000      209,616
 1208D, 4.960%, VRN, 2/15/22............................  183,616      184,226
Government National Mortgage Association:
 7.625%, 10/20/21.......................................  175,518      180,386
 008971, 7.750%, 9/20/26................................  246,383      252,450
 513793, 7.000%, 7/15/29................................  281,145      288,305
 80029, 6.375%, 1/20/27.................................  166,597      169,254
 2000-15 HN, CMO, 8.000%, 12/20/13......................   10,747       10,745
                                                                   -----------
Total U.S. Government Agency Mortgage Securities
 (Cost $4,320,060)......................................             4,493,146
                                                                   -----------
Corporate Obligations--13.5%
African Development Bank, 6.750%, 10/1/04...............  200,000      208,237
Clorox Company, 6.125%, 2/1/11..........................  100,000      100,119
Colgate Palmolive Co., 5.340%, 3/27/06..................  250,000      250,182
Emerson Electric Co., 7.875%, 6/1/05....................  135,000      147,561
Hershey Foods, 6.700%, 10/1/05..........................  145,000      152,355
International Lease Finance Corp., 5.750%, 2/19/03......  360,000      367,482
Pitney Bowes, 5.875%, 5/1/06............................  100,000      101,347
Viacom, Inc., 6.400%, 1/30/06...........................  250,000      258,130
Wells Fargo Financial, 6.125%, 2/15/06..................  300,000      308,323
                                                                   -----------
Total Corporate Obligations
 (Cost $1,856,188)......................................             1,893,736
                                                                   -----------
State & Municipal Obligations--8.7%
Alameda County, CA Pension Obligation, ZCN, 12/1/08.....  500,000      325,370
American Red Cross, 6.880%, 11/15/04....................  100,000      105,959
New Jersey Economic Development Authority, ZCN,
 2/15/07................................................  500,000      364,985
Pittsburg, PA Urban Redevelopment Authority, 7.460%,
 5/1/06.................................................  295,000      317,296
Portland, OR Urban Renewal and Redevelopment, 6.690%,
 6/15/04................................................  100,000      104,753
                                                                   -----------
Total State & Municipal Obligations
 (Cost $1,173,638)......................................             1,218,363
                                                                   -----------

                                 July 31, 2001

                                                       Principal       Value
                                                        Amount        (Note 1)
                                                    --------------- -----------

Cash Equivalents--8.9%
Community Development Certificates of Deposit:
 Dakotaland Federal Credit Union, 6.000%, 8/22/01..         100,000 $   100,000
 Douglas National Bank, 6.260%, 10/12/01...........         100,000     100,000
 Louisville Community Development Bank, 3.950%,
  6/25/02..........................................         100,000     100,000
 Self-Help Credit Union, 6.160%, 12/13/01..........         100,000     100,000
 Vermont Development Credit Union, 4.900%,
  7/21/02..........................................         100,000     100,000
Investment in Repurchase Agreements:                Maturity Amount
 Investment in repurchase agreements--Investors
 Bank and Trust, dated 07/31/2001, due 08/01/2001
 (collateralized by U.S. Government Agency
 Obligations, 8.427%, maturing 03/01/2023, market
 value $778,665)...................................         741,584     741,523
                                                                    -----------
Total Cash Equivalents (Cost $1,241,523)...........                   1,241,523
                                                                    -----------
Total Investments in Securities--98.8%
 (Cost $13,419,991)................................                  13,841,963
                                                                    -----------
Other Assets, less liabilities--1.2%...............                     172,426
                                                                    -----------
Net Assets--100.0%.................................                 $14,014,389
                                                                    ===========

-----------
(a) The aggregate cost for book and federal income tax purposes is $13,419,991. The aggregate gross unrealized appreciation is $421,972 and the aggregate gross unrealized depreciation is $0 resulting in net unrealized apprecia-tion of $421,972.
CMO--Collateralized Mortgage Obligation
FRN--Floating Rate Note
IFRN--Inverse Floating Rate Note
VRN--Variable Rate Note
ZCN--Zero Coupon Note. Interest and principal paid at maturity.

                       This page intentionally left blank

--------------------------------------------------------------------------------

                              Financial Statements

--------------------------------------------------------------------------------

                       This page intentionally left blank

Domini Social Index Portfolio

Statement of Assets and Liabilities

July 31, 2001

ASSETS:
  Investments at value (Cost $1,812,130,628)....................  $1,725,727,906
  Cash..........................................................         791,111
  Receivable for securities sold................................       1,057,466
  Dividends receivable..........................................       1,816,926
                                                                  --------------
   Total assets.................................................   1,729,393,409
                                                                  --------------
LIABILITIES:
  Payable for securities purchased..............................         107,898
  Accrued expenses (Note 2).....................................         280,434
                                                                  --------------
   Total liabilities............................................         388,332
                                                                  --------------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS........  $1,729,005,077
                                                                  ==============


                       See Notes to Financial Statements

Domini Social Index Portfolio

Statement of Operations

Year Ended July 31, 2001

INVESTMENT INCOME
  Dividends ........................................                $  18,131,453

EXPENSES
  Management fee (Note 2)...........................  $  3,644,328
  Custody fees (Note 3).............................       237,624
  Professional fees.................................       134,940
  Trustee fees......................................        27,675
                                                      ------------
  Total expenses....................................     4,044,567
  Fees paid indirectly (Note 3).....................      (216,615)
                                                      ------------
  Net expenses......................................                    3,827,952
                                                                    -------------

NET INVESTMENT INCOME...............................                   14,303,501
Net realized gain on investments
  Proceeds from sales...............................  $343,157,262
  Cost of securities sold...........................   224,705,157
                                                      ------------
   Net realized gain on investments.................                  118,452,105

Net changes in unrealized
  appreciation/(depreciation) of investments
  Beginning of period...............................  $392,252,702
  End of period.....................................   (86,402,722)
                                                      ------------
   Net change in unrealized appreciation............                 (478,655,424)
                                                                    -------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...................................                $(345,899,818)
                                                                    =============

                       See Notes to Financial Statements

Domini Social Index Portfolio

Statements of Changes in Net Assets

                                                      Year Ended      Year Ended
                                                    July 31, 2001   July 31, 2000
                                                    --------------  --------------
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
  Net investment income...........................  $   14,303,501  $   11,484,801
  Net realized gain on investments................     118,452,105      52,347,434
  Net change in unrealized
    appreciation/(depreciation) of investments....    (478,655,424)     53,329,304
                                                    --------------  --------------
   Net Increase/(Decrease) in Net Assets Resulting
     from Operations..............................    (345,899,818)    117,161,539
                                                    --------------  --------------
Transactions in Investors' Beneficial Interest:
  Additions.......................................     480,587,065     774,293,376
  Reductions......................................    (379,303,886)   (265,237,980)
                                                    --------------  --------------
   Net Increase in Net Assets from Transactions in
     Investors' Beneficial Interests..............     101,283,179     509,055,396
                                                    --------------  --------------
     Total Increase/(Decrease) in Net Assets......    (244,616,639)    626,216,935
NET ASSETS:
  Beginning of period.............................   1,973,621,716   1,347,404,781
                                                    --------------  --------------
  End of period...................................  $1,729,005,077  $1,973,621,716
                                                    ==============  ==============
-----------------------------------------------------------------------------------

Financial Highlights

                                        Year Ended July 31,
                         -----------------------------------------------------------------------------------------
                            2001             2000                  1999                 1998                1997
                         ----------       ----------            ----------            --------            --------
Net Assets (000's)...... $1,729,005       $1,973,622            $1,347,405            $642,236            $292,359
Ratio of net investment
  income to average net
  assets (annualized)...       0.78%            0.70%(/1/)            0.84%(/1/)          1.05%(/2/)          1.34%
Ratio of expenses to
  average net assets
  (annualized)..........       0.22%(/3/)       0.24%(/1/)(/3/)       0.24%(/1/)(/3/)     0.24%(/2/)(/3/)     0.29%(/3/)
Portfolio turnover
  rate..................         19%               9%                    8%                  5%                  1%
------------------------------------------------------------------------------------------------------------------------

(/1/)Reflects a voluntary expense reimbursement and fee waiver by the Manager of 0.002% and 0.01% for the years ended July 31, 2000 and 1999, respec-tively. Had the Manager not waived its fee and reimbursed expenses, the annualized ratios of net investment income and expense to average net as-sets for the year ended July 31, 2000 would have been 0.70% and 0.24%, re-spectively, and for the year ended July 31, 1999 would have been 0.83% and 0.25%, respectively.
(/2/)Reflects a waiver of 0.01% of fees by the Manager due to limitations set forth in the Management Agreement. Had the Manager not waived its fees, the ratios of net investment income and expenses to average net assets for the year ended July 31, 1998 would have been 1.04% and 0.25%, respective-ly.
(/3/)Ratio of expenses to average net assets for the years ended July 31, 2001, 2000, 1999, 1998 and 1997 include indirectly paid expenses. Excluding in-directly paid expenses, the expense ratios would have been 0.21%, 0.21%, 0.20%, 0.20% and 0.25% for the years ended July 31, 2001, 2000, 1999, 1998 and 1997, respectively.

                       See Notes to Financial Statements

Domini Social Index Portfolio

Notes to Financial Statements

July 31, 2001


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES.

Domini Social Index Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 7, 1989. The Portfolio intends to correlate its investment portfolio as closely as is practicable with the Domini 400 Social IndexSM (the "Index"), which is a common stock index developed and maintained by Kinder, Lydenberg, Domini & Co., Inc. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio. The Portfolio commenced operations effective on August 10, 1990 and began investment operations on June 3, 1991.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Portfolio's significant accounting policies.

        (A) Valuation of Investments: The Portfolio values securities at the last reported sale price provided by independent pricing services, or at the last reported bid price if no sales are reported. In the absence of readily available market quotations, securities are valued at fair value determined in accordance with procedures adopted by the Board of Trustees.

        (B) Dividend Income: Dividend income is recorded on the ex-dividend date.

        (C) Federal Taxes: The Portfolio will be treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S. federal income tax. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

                                 July 31, 2001

        (D) Other: Investment transactions are accounted for on the trade date. Gains and losses are determined on the basis of identified cost.

2. TRANSACTIONS WITH AFFILIATES.

        (A) Manager. Domini Social Investments LLC ("DSIL"or the "Manager") is registered as an investment adviser under the Investment Advisers Act of 1940. The services provided by the Manager consist of investment supervisory services, overall operational support and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, the Manager receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20%.

        (B) Submanager. SSgA Funds Management, Inc. ("SSgA") provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with DSIL. SSgA does not determine the composition of the Index. Prior to May 1, 2001, these services were provided by State Street Global Advisors. Prior to January 1, 2001, these services were provided by Mellon Equity Associates, LLP.

3. INVESTMENT TRANSACTIONS.

Cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, for the year ended July 31, 2001 aggregated $431,253,814 and $343,157,262, respectively. Custody fees of the Portfolio were reduced by $216,615 which was compensation for uninvested cash left on deposit with the custodian.

4. NEW ACCOUNTING PRONOUNCEMENT.

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Au-dits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain accounting practices and disclosures presently used, such as treatment of pay-ments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide's requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently. The Portfolio does not expect these accounting principles to have a material ef-fect on the financial statements.

[Logo OF KPMG]
                          Independent Auditors' Report

The Board of Trustees and Investors
Domini Social Index Portfolio:

We have audited the accompanying statement of assets and liabilities of Domini Social Index Portfolio (the "Portfolio"), including the portfolio of investments, as of July 31, 2001, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001 by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini Social Index Portfolio as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                /s/ KPMG LLP
Boston, Massachusetts
September 7, 2001

Domini Social Equity Fund

Statement of Assets and Liabilities

July 31, 2001

ASSETS:
  Investment in Domini Social Index Portfolio, at value (Note
    1)...........................................................  $1,281,791,086
  Receivable for fund shares purchased...........................         805,890
                                                                   --------------
   Total assets..................................................   1,282,596,976
                                                                   --------------
LIABILITIES:
  Payable for fund shares redeemed...............................         899,930
  Accrued expenses...............................................         793,038
                                                                   --------------
   Total liabilities.............................................       1,692,968
                                                                   --------------
NET ASSETS.......................................................  $1,280,904,008
                                                                   ==============
NET ASSETS CONSIST OF:
  Paid-in capital................................................   1,223,015,727
  Undistributed net investment income............................         488,770
  Accumulated net realized gain from Portfolio...................      91,464,685
  Net unrealized depreciation from Portfolio.....................     (34,065,174)
                                                                   --------------
                                                                   $1,280,904,008
                                                                   ==============
Shares outstanding...............................................      40,170,853
                                                                   ==============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
  ($1,280,904,008 / 40,170,853)..................................          $31.89
                                                                           ======


                       See Notes to Financial Statements

Domini Social Equity Fund

Statement of Operations

Year ended July 31, 2001

INCOME:
  Investment income from Portfolio..............................  $  13,497,274
  Expenses from Portfolio.......................................     (2,842,269)
                                                                  -------------
   Net investment income from Portfolio.........................     10,655,005
                                                                  -------------
EXPENSES:
  Sponsor fee (Note 2)..........................................      6,759,147
  Distribution fees (Note 2)....................................      3,380,445
  Transfer agent fees (Note 2)..................................      1,634,230
  Registration fees.............................................        186,617
  Miscellaneous.................................................        171,976
  Printing......................................................        153,663
  Professional fees.............................................        131,056
  Shareholder communication.....................................         79,808
  Trustees fees.................................................         23,639
  Accounting fees...............................................          4,583
                                                                  -------------
   Total Expense................................................     12,525,164
   Expense Paid and Fees Waived by Manager......................     (2,730,949)
                                                                  -------------
   Net Expenses.................................................      9,794,215
                                                                  -------------
NET INVESTMENT INCOME/(LOSS)....................................        860,790
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN FROM PORTFOLIO:
  Net realized gain from Portfolio..............................     88,394,088
  Net change in unrealized appreciation from Portfolio..........   (358,903,505)
                                                                  -------------
  Net realized and unrealized gain from Portfolio...............   (270,509,417)
                                                                  -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $(269,648,627)
                                                                  =============

                       See Notes to Financial Statements

Domini Social Equity Fund

Statements of Changes in Net Assets


                                                   Year Ended      Year Ended
                                                 July 31, 2001   July 31, 2000
                                                 --------------  --------------
INCREASE/(DECREASE) IN NET ASSETS:
From Operations:
  Net investment income/(loss).................  $      860,790  $     (673,716)
  Net realized gain from Portfolio.............      88,394,088      42,007,996
  Net change in unrealized appreciation from
    Portfolio..................................    (358,903,505)     50,495,687
                                                 --------------  --------------
   Net Increase/(Decrease) in Net Assets
     Resulting from Operations.................    (269,648,627)     91,829,967
                                                 --------------  --------------
Distributions and Dividends:
  Dividends to shareholders from net investment
    income.....................................        (372,020)       (116,389)
  Distributions to shareholders from net
    realized gain..............................     (36,793,034)     (8,556,314)
                                                 --------------  --------------
   Net Decrease in Net Assets from
     Distributions and Dividends...............     (37,165,054)     (8,672,703)
                                                 --------------  --------------
Capital Share Transactions:
  Proceeds from sale of shares.................     334,068,059     504,865,029
  Net asset value of shares issued in
    reinvestment of distributions and
    dividends..................................      35,258,231       8,223,142
  Payments for shares redeemed.................    (252,534,809)   (208,296,976)
                                                 --------------  --------------
   Net Increase in Net Assets from Capital
     Share Transactions........................     116,791,481     304,791,195
                                                 --------------  --------------
     Total Increase/(Decrease) in Net Assets...    (190,022,200)    387,948,459
NET ASSETS:
  Beginning of period..........................   1,470,926,208   1,082,977,749
                                                 --------------  --------------
  End of period (including undistributed net
    investment income of $488,770 and $0,
    respectively)..............................  $1,280,904,008  $1,470,926,208
                                                 ==============  ==============
OTHER INFORMATION
Share Transactions:
  Sold.........................................       9,578,532      12,700,513
  Issued in reinvestment of distributions
    and dividends..............................       1,054,988         200,781
  Redeemed.....................................      (7,255,619)     (5,215,463)
                                                 --------------  --------------
  Net increase.................................       3,377,901       7,685,831
                                                 ==============  ==============

                       See Notes to Financial Statements

Domini Social Equity Fund

Financial Highlights


                                          Year Ended July 31,
                                   -----------------------------------------------------------
                                    2001         2000          1999         1998         1997
                                   ------       ------        ------       ------       ------
Net Asset Value, beginning
  of year........................  $39.98       $37.21        $30.86       $25.43       $16.70
                                   ------       ------        ------       ------       ------
Income from investment
  operations:
  Net investment income..........    0.02        (0.02)         0.02         0.01         0.11
  Net realized and unrealized
    gain on investments..........   (7.12)        3.06          6.81         5.48         8.85
                                   ------       ------        ------       ------       ------
Total income from investment
  operations.....................   (7.10)        3.04          6.83         5.49         8.96
                                   ------       ------        ------       ------       ------
Less distributions and dividends:
  Dividends to shareholders from
    net investment income........   (0.01)          --*        (0.03)       (0.01)       (0.11)
  Distributions to shareholders
    from net realized gain.......   (0.98)       (0.27)        (0.45)       (0.05)       (0.12)
                                   ------       ------        ------       ------       ------
Total distributions..............   (0.99)       (0.27)        (0.48)       (0.06)       (0.23)
                                   ------       ------        ------       ------       ------
Net asset value, end of period...  $31.89       $39.98        $37.21       $30.86       $25.43
                                   ======       ======        ======       ======       ======
Ratios/supplemental data
  Total return...................  -17.87%        8.16%        22.26%       21.58%       54.01%
  Net assets, end of year
    (in millions)................  $1,281       $1,471        $1,083       $  502       $  212
  Ratio of expenses to average
    net assets...................    0.93%(/1/)   0.96%(/1/)    0.98%(/1/)   1.17%(/2/)   0.98%(/3/)
  Ratio of net investment income
    (loss) to average
    net assets...................    0.06%(/1/)  (0.05)%(/1/)   0.06%(/1/)   0.07%(/2/)   0.62%(/3/)
----------------------------------------------------------------------------------------------------

(/1/)Reflects a voluntary waiver of expenses by the Manager of the Portfolio and the Sponsor of the Fund. Had the Manager and the Sponsor not waived their fees, the ratios of expenses and net investment income (loss) to average net assets would have been 1.14% and (0.14)%, respectively, for the year ended July 31, 2001, 1.01% and (0.10%), respectively, for the year ended July 31, 2000, and 0.99% and 0.05%, respectively, for the year ended July 31, 1999.
(/2/)Reflects non-recurring payments by the Fund to the Fund's former administrator for $650,000 in connection with the termination of the expense payment arrangements with the Fund's former administrator and other such expenses incurred by the Fund in connection with the termination of such arrangements. Had such non-recurring expenses not been included, expenses and net investment income to average net assets would have been 0.98% and 0.27%, respectively.
(/3/)Had the expense payment arrangement not been in place, the ratio of expenses and net investment income to average net assets for the year ended July 31, 1997, would have been 0.84% and 1.07%.
*    Amount represents less than $0.005 per share.


                       See Notes to Financial Statements

Domini Social Equity Fund

Notes to Financial Statements

July 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES.

The Domini Social Equity Fund (the "Fund") is a series of the Domini Social Investment Trust (the "Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund invests substantially all of its assets in the Domini Social Index Portfolio (the "Portfolio"), a no-load, diversified, open-end management investment company having the same investment objectives as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 74.1% at July 31, 2001). The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund's significant accounting policies.

        (A) Valuation of Investments. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

        (B) Investment Income and Dividends to Shareholders. The Fund earns income daily, net of Portfolio expenses, on its investments in the Portfolio. Dividends to shareholders are usually declared and paid semiannually from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually.

        (C) Federal Taxes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

                                 July 31, 2001


        (D) Other. All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among the Fund and the other investors in the Portfolio.

2. TRANSACTIONS WITH AFFILIATES.

        (A) Manager. The Portfolio has retained Domini Social Investments LLC ("DSIL" or the "Manager") to serve as investment manager and administrator. The services provided by DSIL consist of investment supervisory services, overall operational support and administrative services, including the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, the Manager receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Portfolio's average daily net assets.

        (B) Submanager. SSgA Funds Management, Inc. ("SSgA") provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with DSIL. SSgA does not determine the composition of the Domini 400 Social Index SM (the "Index"). Prior to May 1, 2001, these services were provided by State Street Global Advisors. Prior to January 1, 2001, these services were provided by Mellon Equity Associates, LLP.

        (C) Sponsor. Pursuant to a Sponsorship Agreement, DSIL provides the Fund with the administrative personnel and services necessary to operate the Fund. In addition to general administrative services and facilities for the Fund similar to those provided by DSIL to the Portfolio under the Management Agreement, DSIL answers questions from the general public and the media regarding the composition of the Index and the securities holdings of the Portfolio. For these services and facilities, DSIL receives fees accrued daily and paid monthly from the Fund at an annual rate equal to 0.50% of the average daily net assets of the Fund. DSIL has reduced its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (including the Fund's share of the Portfolio's expenses but excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than 0.92% of the average daily net assets of the Fund since January 1, 2001. The waiver currently in effect is contractual and expires on November 30, 2001. For the year ended July 31, 2001, DSIL waived fees totalling $2,730,949.

                                 July 31, 2001


        (D) Distribution. The Trustees of the Fund have adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of DSIL (the "Distributor"), acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. The Distributor acts as the principal underwriter of shares of the Fund and bears the compensation of personnel necessary to provide such services and all costs of travel, office expense (including rent and overhead) and equipment. Under the Distribution Plan, the Distributor may receive a fee from the Fund at an annual rate not to exceed 0.25% of the Fund's average daily net assets in anticipation of, or reimbursement for, costs and expenses incurred in connection with the sale of shares of the Fund.

3. INVESTMENT TRANSACTIONS.

Additions and reductions in the Fund's investment in the Portfolio aggregated $435,902,078 and $264,914,755, respectively.

4. NEW ACCOUNTING PRONOUNCEMENT.

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain ac-counting practices and disclosures presently used, such as treatment of pay-ments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide's requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently. The Fund does not expect these accounting principles to have a material effect on the financial statements.

5. FEDERAL TAX STATUS OF DIVIDENDS (UNAUDITED)

For federal income tax purposes, dividends paid during the year ended July 31, 2001 were characterized as follows:

Ordinary income.................................................... $   372,020
Long-term capital gains............................................ $36,793,034

For corporate shareholders, 100% of dividends paid from net investment income were eligible for the corporate dividends received deduction.

[LOGO OF KPMG]
                         Independent Auditors' Report

The Board of Trustees and Shareholders
Domini Social Equity Fund:

We have audited the accompanying statement of assets and liabilities of Domini Social Equity Fund (the "Fund") as of July 31, 2001, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial high-lights for each of the years in the five-year period then ended. These finan-cial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our proce-dures included confirmation of securities owned as of July 31, 2001, by corre-spondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as eval-uating the overall financial statement presentation. We believe that our au-dits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Do-mini Social Equity Fund as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                /s/ KPMG LLP

Boston, Massachusetts
September 7, 2001

Domini Social Bond Fund

Statement of Assets and Liabilities

July 31, 2001

ASSETS:
  Investments at value (including repurchase agreements of
    $741,523)
    (cost $13,419,991).............................................  $13,841,963
  Receivable for Shares Sold.......................................       28,054
  Interest Receivable..............................................      180,487
                                                                     -----------
   Total assets....................................................   14,050,504
                                                                     -----------
LIABILITIES:
  Payable for Shares Redeemed......................................        4,305
  Dividend Payable.................................................        4,206
  Accrued Expenses.................................................       27,604
                                                                     -----------
   Total liabilities...............................................       36,115
                                                                     -----------
NET ASSETS.........................................................  $14,014,389
                                                                     ===========
NET ASSETS CONSIST OF:
  Paid-in capital..................................................   13,450,763
  Accumulated net realized gain from investments...................      141,654
  Net unrealized appreciation from investments.....................      421,972
                                                                     -----------
                                                                     $14,014,389
                                                                     ===========
  Shares outstanding...............................................    1,300,226
                                                                     ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE ($14,014,389 / 1,300,226)........................       $10.78
                                                                     ===========


                       See Notes to Financial Statements

Domini Social Bond Fund

Statement of Operations

Year Ended July 31, 2001

INCOME:
  Interest income................................................... $  556,603
EXPENSES:
  Transfer Agent Fees...............................................     43,765
  Accounting and Custody............................................     47,517
  Registration......................................................     25,071
  Professional Fees.................................................     16,469
  Management Fee (Note 2)...........................................     35,729
  Printing..........................................................      2,373
  Administrative Fee (Note 2).......................................     22,331
  Distribution Fees (Note 2)........................................     22,331
  Trustee Fees......................................................         46
  Miscellaneous.....................................................        554
                                                                     ----------
  Total Expenses....................................................    216,186
  Fees Waived and Expenses Reimbursed...............................   (131,354)
                                                                     ----------
  Net Expenses......................................................     84,832
                                                                     ----------
NET INVESTMENT INCOME...............................................    471,771
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN:
  Net realized gain on investments..................................    146,140
  Net change in unrealized appreciation on investments..............    395,302
                                                                     ----------
  Net realized and unrealized gain from investments.................    541,442
                                                                     ==========
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS......................................... $1,013,213
                                                                     ==========

                       See Notes to Financial Statements

Domini Social Bond Fund

Statements of Changes in Net Assets

                                                                 For the Period
                                                                  June 1, 2000
                                                                (commencement of
                                                   Year Ended    operations) to
                                                  July 31, 2001  July 31, 2000
                                                  ------------- ----------------
INCREASE/(DECREASE) IN NET ASSETS:
From Operations:
  Net investment income.........................   $   471,771     $   31,759
  Net realized gain/(loss) on investments.......       146,140         (4,494)
  Net unrealized gain on investments............       395,302         26,670
                                                   -----------     ----------
   Net Increase in Net Assets Resulting from
     Operations.................................     1,013,213         53,935
                                                   -----------     ----------
Distributions and Dividends:
  Dividends to shareholders from net investment
    income......................................      (471,763)       (31,759)
                                                   -----------     ----------
Capital Share Transactions:
  Proceeds from sale of shares..................    10,058,249      4,068,198
  Net asset value of shares issued in
    reinvestment of dividends...................       406,150         31,263
  Payment for shares redeemed...................    (1,102,190)       (10,907)
                                                   -----------     ----------
  Net increase in Net Assets from Capital Share
    Transactions................................     9,362,209      4,088,554
                                                   -----------     ----------
   Total Increase in Net Assets.................     9,903,659      4,110,730
NET ASSETS:
  Beginning of period...........................     4,110,730            --
                                                   -----------     ----------
  End of period ................................   $14,014,389     $4,110,730
                                                   ===========     ==========
OTHER INFORMATION
Share Transactions:
  Sold..........................................       957,457        408,067
  Issued in reinvestments of dividends..........        38,595          1,267
  Redeemed......................................      (104,077)        (1,083)
                                                   -----------     ----------
  Net increase..................................       891,975        408,251
                                                   ===========     ==========

                       See Notes to Financial Statements

Domini Social Bond Fund

Financial Highlights

                                         Year Ended      For the Period June 1,
                                        July 31, 2001    2000* to July 31, 2000
                                        -------------    ----------------------
For a share outstanding for the
  Period:
Net asset value, beginning of period..     $ 10.07               $10.00
                                           -------               ------
Income (loss) from investment
  operations:
  Net investment income...............        0.56                 0.09
  Net realized and unrealized gain
    (loss) on investments.............        0.71                 0.07
                                           -------               ------
Total income (loss) from investment
  operations..........................        1.27                 0.16
                                           -------               ------
Less dividends to shareholders from
  net investment income...............       (0.56)               (0.09)
                                           -------               ------
Net asset value, end of period........     $ 10.78               $10.07
                                           =======               ======
Total return..........................       12.92%                9.51%
Portfolio turnover....................          71%                  18%
Ratios/supplemental data:
  Net assets, end of year (000's).....     $14,014               $4,111
  Ratios of net investment income to
    average net assets................        5.27%/(2)/           5.67%/(1)/**
  Ratios of expenses to average net
    assets............................        0.95%/(2)/           0.93%/(1)/**

-----------
*     Commencement of operations
/(1)/ Reflects a waiver of fees and expenses paid by the Manager due to a contractual fee waiver in effect. Had the Manager not waived its fees and reimbursed expenses, the ratio of net investment income to average net assets and expenses to average net assets would have been (0.18%) and 6.78%, respectively.
/(2)/ Reflects a waiver of fees and reimbursement of expenses by the Manager due to a contractual fee waiver. Had the Manager not waived its fees and reimbursed expenses, the ratio of net investment income and expenses to average net assets would have been 3.80% and 2.41%, respectively, for the year ended July 31, 2001.
**    annualized


                       See Notes to Financial Statements

Domini Social Bond Fund

Notes to Financial Statements

July 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES.

Domini Social Bond Fund (the "Fund") is a series of the Domini Social Investment Trust (the "Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company.

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund's significant accounting policies.

        (A) Valuation of Investments. Bonds and other fixed income securities (other than obligations with maturities of 60 days or less) are valued on the basis of valuations furnished by an independent pricing service, use of which has been approved by the Board of Trustees of the Fund. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Fund.

Securities (other than short-term obligations with remaining maturities of less than 60 days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees.

        (B) Investment Income and Dividends to Shareholders. Dividends to shareholders are usually declared daily and paid monthly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually.

                                 July 31, 2001


        (C) Federal Taxes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

2. TRANSACTIONS WITH AFFILIATES.

        (A) Manager. The Fund has retained Domini Social Investments LLC ("DSIL" or the "Manager") to serve as investment manager and administrator. The services provided by DSIL consist of investment supervisory services, overall operational support and administrative services, including the provision of general office facilities and supervising the overall administration of the Fund. For its services under the Management Agreement, the Manager receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.40% of the Fund's average daily net assets. For the period from November 30, 2000 through November 30, 2001, DSIL is waiving its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses) at no greater than 0.95% of the average daily net assets of the Fund. For the year ended July 31, 2001, DSIL waived fees and reimbursed expenses totalling $109,023.

        (B) Submanager. ShoreBank (formerly South Shore Bank) provides investment submanagement services to the Fund on a day-to-day basis pursuant to a Submanagement Agreement with DSIL.

        (C) Administrator. Pursuant to an Administration Agreement, DSIL provides oversight, administrative and management services. DSIL provides the Fund with general office facilities and supervises the overall administration, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Fund; the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements and tax returns; preparing agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; maintaining telephone coverage to respond to shareholder inquiries; answering questions from the general public, the media and investors in the Fund regarding the securities holdings of the Fund, limits on investment and the Fund's proxy voting philosophy and shareholder activism

                                 July 31, 2001

philosophy; and arranging for the maintenance of books and records of the Fund. For its services under the Administration Agreement, DSIL receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.25% of the Fund's average daily net assets. For the period from November 30, 2000 through November 30, 2001, DSIL is waiving its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses) at no greater than 0.95% of the average daily net assets of the Fund. For the year ended July 31, 2001, DSIL waived fees totalling $22,331.

        (D) Distribution. The Trustees of the Fund have adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of DSIL (the "Distributor"), acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. The Distributor acts as the principal underwriter of shares of the Fund and bears the compensation of personnel necessary to provide such services and all costs of travel, office expense (including rent and overhead) and equipment. Under the Distribution Plan, the Distributor may receive a fee from the Fund at an annual rate not to exceed 0.25% of the Fund's average daily net assets in anticipation of, or reimbursement for, costs and expenses incurred in connection with the sale of shares of the Fund.

3. INVESTMENT TRANSACTIONS.

Cost of purchases and proceeds from sales of investments, other than U.S. Government securities and short-term obligations, for the year ended July 31, 2001 aggregated $14,194,955 and $5,787,457, respectively.

4. NEW ACCOUNTING PRONOUNCEMENT.

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain ac-counting practices and disclosures presently used, such as treatment of pay-ments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide's requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently. The Fund does not expect these accounting principles to have a material effect on the financial statements.

[LOGO OF KPMG]
                         Independent Auditors' Report

The Board of Trustees and Shareholders
Domini Social Bond Fund:

We have audited the accompanying statement of assets and liabilities of Domini Social Bond Fund (the "Fund"), including the portfolio of investments, as of July 31, 2001, and the related statement of operations for the year then end-ed, the statements of changes in net assets and financial highlights for each of the year and two-month period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and finan-cial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our proce-dures included confirmation of securities owned as of July 31, 2001, by corre-spondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as eval-uating the overall financial statement presentation. We believe that our au-dits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Do-mini Social Bond Fund as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the each of the year and two-month period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ KPMG LLP

Boston, Massachusetts
September 7, 2001

May 2001 Proxy Results

A Special Meeting of Shareholders of the Domini Social Equity Fund and Share-holders of the Domini Social Bond Fund was held to consider the proposals de-scribed below on May 14, 2001. Each proposal was approved, and each nominee for the Board of Trustees was elected. The results of the voting at the Spe-cial Meeting are as follows:

1.To elect a Board of Trustees.

  Domini Social Equity Fund:

   Trustee                                    For     % For  Withheld % Withheld
   -------                                 ---------- ------ -------- ----------
   Amy L. Domini.......................... 23,155,026 98.83% 274,269    1.17%
   Julia Elizabeth Harris................. 23,121,693 98.69% 307,602    1.31%
   Kirsten S. Moy......................... 23,126,178 98.71% 303,117    1.29%
   William C. Osborn...................... 23,133,774 98.74% 295,521    1.26%
   Karen Paul............................. 23,128,099 98.71% 301,196    1.29%
   Gregory A. Ratliff..................... 23,112,646 98.65% 316,649    1.35%
   Frederick C. Williamson, Sr. .......... 23,094,922 98.57% 334,373    1.43%

  Domini Social Bond Fund:

   Trustee                                      For   % For  Withheld % Withheld
   -------                                    ------- ------ -------- ----------
   Amy L. Domini............................. 603,020 91.03%  59,431    8.97%
   Julia Elizabeth Harris.................... 603,020 91.03%  59,431    8.97%
   Kirsten S. Moy............................ 603,020 91.03%  59,431    8.97%
   William C. Osborn......................... 602,771 90.99%  59,680    9.01%
   Karen Paul................................ 602,940 91.02%  59,511    8.98%
   Gregory A. Ratliff........................ 602,771 90.99%  59,680    9.01%
   Frederick C. Williamson, Sr. ............. 602,558 90.96%  59,863    9.04%

2.  To approve a Submanagement Agreement with SSgA Funds Management, Inc.

  Domini Social Equity Fund:

                                                         Shares Voted % of Voted
                                                         ------------ ----------
   For..................................................  20,304,226    86.66%
   Against..............................................     212,034     0.90%
   Abstain..............................................     533,070     2.27%
   Broker Non-Vote*.....................................   2,379,966    10.16%

-----------
* Broker non-vote represents shares held by brokers or nominees for which they did not have instructions from the beneficial owner or other persons entitled to vote and they did not have discretionary power to vote, and, therefore, the shares remained unvoted.

                             May 2001 Proxy Results

3A. To authorize the Trustees to adopt a new Declaration of Trust.

  Domini Social Equity Fund:

                                                         Shares Voted % of Voted
                                                         ------------ ----------
   For..................................................  19,083,653    81.45%
   Against..............................................   1,016,681     4.34%
   Abstain..............................................     948,995     4.05%
   Broker Non-Vote*.....................................   2,379,966    10.16%

  Domini Social Bond Fund:

                                                         Shares Voted % of Voted
                                                         ------------ ----------
   For..................................................   528,168      79.73%
   Against..............................................    59,193       8.94%
   Abstain..............................................    69,559      10.50%
   Broker Non-Vote*.....................................     5,531       0.83%

3B. To authorize the Trustees to adopt a new Declaration of Trust for the Domini Social Index Portfolio.

  Domini Social Equity Fund:

                                                         Shares Voted % of Voted
                                                         ------------ ----------
   For..................................................  19,604,092    83.67%
   Against..............................................     863,751     3.69%
   Abstain..............................................     581,487     2.48%
   Broker Non-Vote*.....................................   2,379,966    10.16%

4.To approve an amended Distribution Plan.

  Domini Social Equity Fund:

                                                         Shares Voted % of Voted
                                                         ------------ ----------
   For..................................................  19,096,131    81.51%
   Against..............................................   1,341,416     5.73%
   Abstain..............................................     611,782     2.61%
   Broker Non-Vote*.....................................   2,379,966    10.15%

-----------
* Broker non-vote represents shares held by brokers or nominees for which they did not have instructions from the beneficial owner or other persons entitled to vote and they did not have discretionary power to vote, and, therefore, the shares remained unvoted.

                             May 2001 Proxy Results

  Domini Social Bond Fund:

                                                         Shares Voted % of Voted
                                                         ------------ ----------
   For..................................................   537,779      81.18%
   Against..............................................    49,603       7.49%
   Abstain..............................................    69,518      10.49%
   Broker Non-Vote*.....................................     5,531       0.84%

5. To approve changes to and the elimination of certain fundamental investment policies.

  Domini Social Equity Fund:

  A. How Assets Are Invested

                                                         Shares Voted % of Voted
                                                         ------------ ----------
   For..................................................  19,218,712    82.03%
   Against..............................................     910,501     3.89%
   Abstain..............................................     920,116     3.93%
   Broker Non-Vote*.....................................   2,379,966    10.15%

  B. Lending

                                                         Shares Voted % of Voted
                                                         ------------ ----------
   For..................................................  19,248,018    82.15%
   Against..............................................     881,195     3.76%
   Abstain..............................................     920,116     3.93%
   Broker Non-Vote*.....................................   2,379,966    10.16%

  C. Borrowing

                                                         Shares Voted % of Voted
                                                         ------------ ----------
   For..................................................  19,237,318    82.11%
   Against..............................................     891,895     3.81%
   Abstain..............................................     920,116     3.93%
   Broker Non-Vote*.....................................   2,379,966    10.15%

-----------
* Broker non-vote represents shares held by brokers or nominees for which they did not have instructions from the beneficial owner or other persons entitled to vote and they did not have discretionary power to vote, and, therefore, the shares remained unvoted.

                             May 2001 Proxy Results

  D. Concentration

                                                         Shares Voted % of Voted
                                                         ------------ ----------
   For..................................................  19,232,690    82.09%
   Against..............................................     896,523     3.83%
   Abstain..............................................     920,116     3.93%
   Broker Non-Vote*.....................................   2,379,966    10.15%

  E. Real Estate, Oil, Gas, Mineral Leases and Commodities

                                                         Shares Voted % of Voted
                                                         ------------ ----------
   For..................................................  19,131,398    81.66%
   Against..............................................     997,816     4.26%
   Abstain..............................................     920,116     3.93%
   Broker Non-Vote*.....................................   2,379,966    10.15%

  F. Diversification

                                                         Shares Voted % of Voted
                                                         ------------ ----------
   For..................................................  19,169,616    81.82%
   Against..............................................     959,597     4.10%
   Abstain..............................................     920,116     3.93%
   Broker Non-Vote*.....................................   2,379,966    10.15%

  G. Illiquid Securities

                                                         Shares Voted % of Voted
                                                         ------------ ----------
   For..................................................  19,175,157    81.84%
   Against..............................................     954,057     4.07%
   Abstain..............................................     920,116     3.93%
   Broker Non-Vote*.....................................   2,379,966    10.16%

  H. Underwriting Securities

                                                         Shares Voted % of Voted
                                                         ------------ ----------
   For..................................................  19,247,818    82.15%
   Against..............................................     881,395     3.76%
   Abstain..............................................     920,116     3.93%
   Broker Non-Vote*.....................................   2,379,966    10.16%

-----------
* Broker non-vote represents shares held by brokers or nominees for which they did not have instructions from the beneficial owner or other persons entitled to vote and they did not have discretionary power to vote, and, therefore, the shares remained unvoted.

                             May 2001 Proxy Results

  I. Senior Securities

                                                         Shares Voted % of Voted
                                                         ------------ ----------
   For..................................................  19,287,552    82.32%
   Against..............................................     841,662     3.59%
   Abstain..............................................     920,116     3.93%
   Broker Non-Vote*.....................................   2,379,966    10.16%

  J. Purchasing Securities on Margin

                                                         Shares Voted % of Voted
                                                         ------------ ----------
   For..................................................  19,106,487    81.55%
   Against..............................................   1,022,727     4.37%
   Abstain..............................................     920,116     3.93%
   Broker Non-Vote*.....................................   2,379,966    10.15%

  K. Writing Put or Call Options

                                                         Shares Voted % of Voted
                                                         ------------ ----------
   For..................................................  19,175,259    81.84%
   Against..............................................     953,955     4.07%
   Abstain..............................................     920,116     3.93%
   Broker Non-Vote*.....................................   2,379,966    10.16%

  L. Engaging in Short Sales

                                                         Shares Voted % of Voted
                                                         ------------ ----------
   For..................................................  19,154,535    81.75%
   Against..............................................     974,678     4.16%
   Abstain..............................................     920,116     3.93%
   Broker Non-Vote*.....................................   2,379,966    10.16%

6.  To approve the elimination of certain fundamental investment policies.

  Domini Social Bond Fund:

                                                         Shares Voted % of Voted
                                                         ------------ ----------
   For..................................................   563,642      85.08%
   Against..............................................    20,134       3.04%
   Abstain..............................................    73,144      11.04%
   Broker Non-Vote*.....................................     5,531       0.84%

-----------
* Broker non-vote represents shares held by brokers or nominees for which they did not have instructions from the beneficial owner or other persons entitled to vote and they did not have discretionary power to vote, and, therefore, the shares remained unvoted.

                             May 2001 Proxy Results

7. To approve the selection of KPMG LLP as the independent certified public accountants.

  Domini Social Equity Fund:

                                                         Shares Voted % of Voted
                                                         ------------ ----------
   For..................................................  22,841,762    97.49%
   Against..............................................     144,271     0.62%
   Abstain..............................................     443,262     1.89%

  Domini Social Bond Fund:

                                                         Shares Voted % of Voted
                                                         ------------ ----------
   For..................................................   582,012      87.86%
   Against..............................................     4,046       0.61%
   Abstain..............................................    76,393      11.53%

                       This page intentionally left blank

Domini Social Investments LLC

P.O. Box 60494
King of Prussia, PA 19406-0494
800-762-6814
www.domini.com

Portfolio Investment Manager                   Portfolio Investment
and Fund Sponsor:                              Submanager:
Domini Social Investments LLC                  SSgA Funds Management, Inc.
536 Broadway, 7th Floor                        Boston, MA
New York, NY 10012

Custodian:                                     Legal Counsel:
Investors Bank &                               Bingham Dana LLP
Trust Company                                  Boston, MA
Boston, MA

Distributor:                                   Transfer Agent:
DSIL Investment Services LLC                   PFPC Inc.
536 Broadway, 7th Floor                        King of Prussia, PA
New York, NY 10012
800-762-6814